                          PAYDEN & RYGEL FIXED INCOME FUNDS



                                      PROSPECTUS
                                   FEBRUARY 7, 1996




                                        [LOGO]
                                    PAYDEN & RYGEL
                                   INVESTMENT GROUP

TABLE OF CONTENTS


     Prospectus Summary. . . . . . . . . . . . . . . . . . . . . . . . . . .  1

     Expense Information . . . . . . . . . . . . . . . . . . . . . . . . . . .5

     Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . .8

     Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . 19

     Investment Practices. . . . . . . . . . . . . . . . . . . . . . . . . . 24

     Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . 32

     How to Purchase Shares. . . . . . . . . . . . . . . . . . . . . . . . . 34

     Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . 37

     Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . 38

     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

     Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . . 39

     Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 40


The Payden & Rygel Investment Group (the "Group") is a professionally managed, no-load, open-end management investment company. The Group currently consists of ten distinct portfolios with separate investment objectives. This Prospectus provides information about the nine investment portfolios (each a "Fund") which invest primarily in fixed income securities: the Payden & Rygel Limited Maturity Fund, Payden & Rygel Short Bond Fund, Payden & Rygel U.S. Treasury Fund, Payden & Rygel Intermediate Bond Fund, Payden & Rygel Opportunity Fund, Payden & Rygel Short Duration Tax Exempt Fund, Payden & Rygel Tax Exempt Bond Fund, Payden & Rygel Global Fixed Income Fund and Payden & Rygel International Bond Fund. Information about the investment objectives of the Funds, the types of securities in which each Fund may invest, and applicable investment policies and restrictions, is set forth in this Prospectus. There can be no assurance that the Funds' investment objectives will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of the Funds also will vary.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. A Statement of Additional Information, dated February 7, 1996, containing additional information about each Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing the Group at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 or by telephone at (213) 625-1900 or (800) 5PAYDEN (800-572-9336).

This Prospectus should be read and retained for reference to information about the Funds.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
         ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is February 7, 1996.

                                  PROSPECTUS SUMMARY


THE FUNDS

The Funds are non-diversified series of Payden & Rygel Investment Group, a no-load, open-end management investment company organized as a Massachusetts business trust in January, 1992. Each Fund is designed to provide investors with access to the professional investment management services offered by Payden & Rygel, which serves as investment adviser to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The objective of the Short Duration Tax Exempt Fund and the Tax Exempt Bond Fund is to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax and consistent with preservation of capital. The objective of each of the other Funds is to realize a high level of total return consistent with preservation of capital.

Each Fund invests primarily in debt obligations. Under normal circumstances, all debt securities held by a Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation) or, if unrated, are determined to be of comparable quality by the Adviser. Credit standards are higher for the Global Fixed Income and the International Bond Funds and are described below.

The PAYDEN & RYGEL LIMITED MATURITY FUND (the "Limited Maturity Fund") seeks to earn a total return that, over time, is greater than that available from money market funds. It invests in debt obligations of the U.S. Treasury, U.S. government agencies, foreign and domestic public corporations and mortgage-backed securities. The Fund is not constrained as to the maximum maturity of its individual portfolio securities. However, under normal conditions, the average portfolio maturity of the Limited Maturity Fund will range from four to nine months with a maximum average maturity of one year.

The PAYDEN & RYGEL SHORT BOND FUND (the "Short Bond Fund") invests in the same types of debt obligations as the Limited Maturity Fund. However, the Fund has a maximum portfolio average maturity of three years.

The PAYDEN & RYGEL U.S. TREASURY FUND (the "Treasury Fund") primarily invests in U.S. Treasury securities guaranteed by the full faith and credit of the United States Government. The Fund has no restrictions regarding maturity of its investments; however, it primarily invests in securities ranging from one day to ten years, and the average dollar-weighted maturity of its portfolio is adjusted as market conditions warrant given the investment outlook of the Adviser.

The PAYDEN & RYGEL INTERMEDIATE BOND FUND (the "Intermediate Fund") invests in the same types of debt obligations as the Limited Maturity Fund, with an average portfolio maturity, under normal market conditions, from three to six years.

The PAYDEN & RYGEL OPPORTUNITY FUND (the "Opportunity Fund") also invests in the same types of debt obligations as the Limited Maturity Fund, but its average maturity is not constrained and it invests in securities with maturities deemed by the Adviser to offer the best investment opportunities.

The PAYDEN & RYGEL SHORT DURATION TAX EXEMPT FUND (the "Short Duration Fund") invests in short and medium term tax-exempt securities. The Fund is not constrained as to the maximum maturity of its individual portfolio securities; however, under normal market conditions it maintains an average portfolio maturity of one to four years.

The PAYDEN & RYGEL TAX EXEMPT BOND FUND (the "Tax Exempt Bond Fund") invests in the same types of debt obligations as the Short Duration Fund. However, the Fund is not constrained as to its average portfolio maturity, and the average dollar-weighted maturity of its portfolio is adjusted as market conditions warrant given the investment outlook of the Adviser.

The PAYDEN & RYGEL GLOBAL FIXED INCOME FUND (the "Global Fund") invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Fund also has substantial investments in foreign currency contracts. The Fund is not constrained as to the maximum maturity of its individual portfolio securities; however, under normal circumstances, its dollar-weighted average portfolio maturity will not exceed ten years. Under normal circumstances Fund investments will be primarily "high quality", which means that at the time of purchase a security will be rated in one of the two top tiers by at least one of the established rating agencies (e.g. AAA or AA by Standard & Poor's Corporation).

The PAYDEN & RYGEL INTERNATIONAL BOND FUND (the "International Fund") invests in the same types of securities and other instruments as the Global Fund with the exception that the International Fund invests primarily in securities that are not denominated in U.S. dollars.


INVESTMENT RISKS AND CONSIDERATIONS

Investment risks and other considerations relevant to the securities in which each Fund invests are described under "Investment Objectives and Policies." Because each Fund invests principally in debt securities, the value of its portfolio will generally vary inversely with changes in interest rates, and each Fund's ability to achieve its investment objective will depend on the ability of issuers to pay their debt obligations when due. As a "non-diversified" fund for purposes of the Investment Company Act of 1940, each Fund may invest a greater percentage of its assets in the securities of one issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified Funds. By current SEC definition, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and other investment companies. In addition, from time to time the Short Duration and Tax Exempt Bond Funds may each invest more than 25% of its total assets in tax exempt debt obligations issued by the state of California and other governmental authorities, agencies and instrumentalities located in California.

Because each Fund invests primarily in debt securities, under certain market conditions each Fund's ability to achieve a high total return may be less than that of funds which may invest in equity securities.

Each Fund's annual portfolio turnover rate may vary substantially, which could cause each Fund's transaction costs to be higher than those of other mutual funds with less aggressive trading strategies. (For the fiscal year ended October 31, 1995, only the Global and Opportunity Funds had turnover greater than 200% (227% and 253% respectively). To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates.

With the exception of the Treasury Fund, each Fund may invest in certain derivative instruments (i.e., instruments whose value derives from the value of an underlying security or index) such as interest rate and currency futures contracts, options on such futures contracts, put and call options on securities and currencies, interest rate and currency swaps and the purchase or sale of securities on a when-issued or delayed-delivery basis, all of which involve certain costs and risks. The risks include the risk that the Adviser's forecasts of market values, interest rates, currency rates of exchange and other factors are not correct. Another risk is that the asset or liability being hedged by the Fund does not move in the forecasted direction, or that the counterparty in a hedge transaction defaults. The inability to close out options or futures positions because of the lack of a liquid market is also a potential risk. Investment in such derivative instruments may not be successful and may reduce the returns and increase the volatility of the Funds. To realize additional income, each Fund may also enter into repurchase agreements or lend its portfolio securities. See "Investment Objectives and Policies" below and in the Statement of Additional Information.

The Global and International Funds will purchase debt obligations that are payable in foreign currencies. The acquisition of securities issued by foreign governments and foreign companies and denominated in foreign currencies involves investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. governmental entities and domestic companies, including differences in reporting standards; adverse changes in investment, exchange or tax control regulations; political instability; changes in exchange rates; greater portfolio volatility; additional transaction costs; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts and imposition of restrictions on foreign investments.

INVESTMENT ADVISER

Payden & Rygel serves as Adviser to each Fund. The Adviser is an investment management firm established in 1983 and currently has over $20 billion of assets under management. The Adviser receives a monthly fee from each Fund at the following annual rates: Limited Maturity, Short Bond, Treasury, Intermediate and Opportunity Funds - 0.28% of average daily net assets up to $1 billion, decreasing to 0.25% of net assets in excess of $1 billion; Short Duration and Tax Exempt Bond Funds - 0.32% of average daily net assets up to $500 million, decreasing in increments to 0.25% of net assets in excess of $1 billion; Global and International Funds - 0.37% of average daily net assets up to $200 million, decreasing in increments to 0.18% of net assets in excess of $1.5 billion. The Adviser has agreed to limit the expenses of each Fund. See "Management of the Funds."

PURCHASE OF SHARES

Two classes of shares of each Fund are offered through Payden & Rygel Distributors, Inc. (the "Distributor"), an affiliate of the Adviser, at the net asset value per share of each class of the Fund next determined after receipt of a proper purchase order, with no sales charge for either class. The minimum initial investment is $5,000, and the minimum subsequent investment is $1,000. Class B Shares are subject to Shareholder Service Plan fees of 0.20% of average daily net assets. Class A Shares do not participate in the Plan. Shares of each Fund may be exchanged for Class A or Class B Shares of any other Fund or for the other class of shares of the Fund. See "How to Purchase Shares" and "Shareholder Services."

REDEMPTIONS

Shares of each Fund may be redeemed without cost at the net asset value per share of the Fund next determined after receipt of a redemption request in proper form. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

With exception of the International Fund, which distributes dividends from net investment income quarterly, each Fund distributes dividends from net investment income monthly and any net realized capital gains at least annually. All dividends and distributions are paid in the form of additional shares at net asset value unless cash payment is requested. See "Dividends, Distributions and Taxes."

FUND ADMINISTRATOR AND TRANSFER AGENT

Fund administration is conducted by Treasury Plus, Inc., an affiliate of the Adviser. Fund portfolio accounting and transfer agency services are provided by Investors Fiduciary Trust Company.

CUSTODIAN

The First National Bank of Chicago (the "Custodian") acts as Fund custodian. The Custodian maintains a global network of depository facilities.


                                 EXPENSE INFORMATION

Two classes of shares are offered to investors.

CLASS A SHARES

Class A Shares are offered to investors on a no-load basis without any sales commissions or distribution ("12b-1 plan") charges.

ALL FUNDS

SHAREHOLDER TRANSACTION EXPENSES - CLASS A SHARES

Sales Load Imposed on Purchases                                   None
Sales Load Imposed on Reinvested Dividends                        None
Redemption Fees                                                   None
Exchange Fees                                                     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets for the fiscal year ended October 31, 1995 after reimbursement of Advisory fees and other expenses)


                                                                     TOTAL FUND
                                 ADVISORY FEES     OTHER EXPENSES     EXPENSES
                                 -------------     --------------    ----------
Limited Maturity Fund                0.28%             0.05%           0.33%
Short Bond Fund                      0.28%             0.12%           0.40%
U.S. Treasury Fund                   0.28%             0.17%           0.45%
Intermediate Bond Fund               0.28%             0.17%           0.45%
Opportunity Fund                     0.28%             0.17%           0.45%
Short Duration Tax Exempt Fund       0.32%             0.13%           0.45%
Tax Exempt Bond Fund                 0.32%             0.13%           0.45%
Global Fixed Income Fund             0.33%             0.17%           0.50%
International Bond Fund              0.37%             0.33%           0.70%





The Adviser has agreed to guarantee that, for so long as it acts as investment adviser to a Fund, the expenses of a Fund attributable to Class A Shares, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses will not exceed 0.70% of the average annual net assets of Class A Shares for the Global and International Funds and 0.60% of the average annual net assets of Class A shares for all other Funds. In addition, the Adviser has voluntarily agreed to temporarily reduce its fees so that such Fund expenses will not exceed the following percentages of average annual net assets: the Limited Maturity Fund, 0.30%; the Short Bond Fund, 0.40%; the Treasury, Intermediate, Opportunity, Short Duration and Tax Exempt Bond Funds, 0.45%. These fee reductions will be maintained at least through October 31, 1996. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by it in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio of Class A Shares for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense cap (whichever is in effect at the time of reimbursement). No Fund will be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund. Actual expenses for the Class A Shares of the Funds for the fiscal year ended October 31, 1995, before reimbursement by the Adviser, were as follows: Limited Maturity Fund, 0.83%; Short Bond Fund, 1.03%; U.S. Treasury Fund, 1.84%; Intermediate Bond Fund, 0.68%; Opportunity Fund, 1.11%; Short Duration Tax Exempt Fund, 0.91%; Tax Exempt Bond Fund, 0.74%; Global Fixed Income Fund, 0.50%; and International Bond Fund, 1.64%.

The following table illustrates the expenses a Class A shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, there are no Fund redemption fees of any kind.

EXPENSES PER $1,000 INVESTMENT


                                            1 Year   3 Years   5 Years  10 Years
Limited Maturity Fund                         $3       $11       $19       $42
Short Bond Fund                               $4       $13       $22       $51
U.S. Treasury Fund                            $5       $15       $25       $57
Intermediate Bond Fund                        $5       $15       $25       $57
Opportunity Fund                              $5       $15       $25       $57
Short Duration Tax Exempt Fund                $5       $15       $25       $57
Tax Exempt Bond Fund                          $5       $15       $25       $57
Global Fixed Income Fund                      $5       $16       $28       $63
International Bond Fund                       $7       $22       $39       $87



The information in the tables above is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor in Class A Shares will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of any Fund's annual returns, as there can be no guarantee of any Fund's future performance.

CLASS B SHARES

Class B Shares are similar to Class A Shares with the exception that Class B Shares will be subject to a Shareholder Service Plan.

ALL FUNDS

SHAREHOLDER TRANSACTION EXPENSES - CLASS B SHARES


Sales Load Imposed on Purchases              None
Sales Load Imposed on Reinvested Dividends   None
Redemption Fees                              None
Exchange Fees                                None

MAXIMUM ANNUAL FUND OPERATING EXPENSES - CLASS B SHARES
(as a percentage of average net assets for the fiscal year ended October 31, 1995, after reimbursement of advisory fees and other expenses)


                                                   OTHER EXPENSES    TOTAL FUND
                                  ADVISORY FEES     (ESTIMATED)*      EXPENSES
                                  -------------     ------------      --------
Limited Maturity Fund                 0.28%            0.22%            0.50%
Short Bond Fund                       0.28%            0.32%            0.60%
U.S. Treasury Fund                    0.28%            0.37%            0.65%
Intermediate Bond Fund                0.28%            0.37%            0.65%
Opportunity Fund                      0.28%            0.37%            0.65%
Short Duration Tax Exempt Fund        0.32%            0.33%            0.65%
Tax Exempt Bond Fund                  0.32%            0.33%            0.65%
Global Fixed Income Fund              0.33%            0.37%            0.70%
International Bond Fund               0.37%            0.53%            0.90%

* INCLUDES SHAREHOLDER SERVICE PLAN FEE OF 0.20%

The Adviser has agreed to guarantee that, for so long as it acts as investment adviser to a Fund, the expenses of the Fund attributable to Class B Shares, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed 0.90% of the average annual net assets of Class B Shares of the Global and International Funds and 0.80% for all other Funds. In addition, the Adviser has voluntarily agreed to temporarily reduce its fees so that such Fund expenses will not exceed the following percentages of average annual net assets: the Limited Maturity Fund, 0.50%; the Short Bond Fund, 0.60%; the Treasury, Intermediate, Opportunity, Short Duration and Tax Exempt Bond Funds, 0.65%. These fee reductions will be maintained at least through October 31, 1996. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by it in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio of Class B Shares for the year in which it is made to exceed the amount of the expense guarantee or expense cap (whichever is in effect at the time of reimbursement). No Fund will be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund.

The following table illustrates the expenses a Class B shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, neither Fund charges redemption fees of any kind.

EXPENSES PER $1,000 INVESTMENT


                                   1 Year   3 Years   5 Years   10 Years
Limited Maturity Fund                $5       $16       $28       $63
Short Bond Fund                      $6       $19       $34       $75
U.S. Treasury Fund                   $7       $21       $36       $81
Intermediate Bond Fund               $7       $21       $36       $81
Opportunity Fund                     $7       $21       $36       $81
Short Duration Tax Exempt Fund       $7       $21       $36       $81
Tax Exempt Bond Fund                 $7       $21       $36       $81
Global Fixed Income Fund             $7       $22       $39       $87
International Bond Fund              $9       $29       $50      $111

The information in the tables above is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor in Class B Shares will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of any Fund's annual returns, as there can be no guarantee of any Fund's future performance.


                           FINANCIAL HIGHLIGHTS

The following financial highlights are included to assist shareholders in evaluating the performance of the Funds since their commencement of operations
through October 31, 1995.   The information set forth in these tables, has been
derived from financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. The information should be read in conjunction with the Funds' financial statements and notes thereto, which appear in the 1995 Annual Report to Shareholders incorporated by reference in the Statement of Additional Information. Class B Shares were not sold during the period.

                                    PAYDEN & RYGEL
                                LIMITED MATURITY FUND
                         PER SHARE INCOME AND CAPITAL CHANGES
                            FOR A FUND SHARE OUTSTANDING
                                THROUGHOUT THE PERIOD

                                                              FOR THE PERIOD
                                             YEAR ENDED        MAY 2, 1994 TO
                                              OCTOBER 31,       OCTOBER 31,
                                                1995             1994 (a)
                                                ----             --------
Net asset value, beginning of period        $    10.00        $    10.00
                                                 -----             -----
Income from investing activities:
Net investment income*                            0.56              0.19
Total from investing activities                   0.07             (0.01)
                                                 -----             -----
Net realized and unrealized gain
  (loss) on investments                           0.63             (0.18)
                                                 -----             -----
Distributions to shareholders:
From net investment income                       (0.57)            (0.18)
                                                 -----             -----
Total from shareholder distributions             (0.57)            (0.18)
                                                 -----             -----
Net asset value, end of period              $    10.06        $    10.00
                                                 -----             -----
                                                 -----             -----
Total return                                      6.43%             1.84%(b)

Ratios/supplementary data:
Net assets at end of period (000)           $   18,414        $   14,248
Ratio of expenses to average net
  assets                                         0.33%             0.41% (c)
Ratio of net investment income to
  average net assets                             5.59%             4.74% (c)
Ratio of expenses to average net
  assets*                                        0.83%             2.92% (c)
Ratio of net investment income to
  average net assets*                            5.09%             2.23% (c)

Portfolio Turnover                             166.07%            86.35%

* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                    PAYDEN & RYGEL
                                   SHORT BOND FUND
                         PER SHARE INCOME AND CAPITAL CHANGES
                            FOR A FUND SHARE OUTSTANDING
                                THROUGHOUT THE PERIOD

                                                              FOR THE PERIOD
                                             YEAR ENDED        MAY 2, 1994 TO
                                              OCTOBER 31,       OCTOBER 31,
                                                1995             1994 (a)
                                                ----             --------
Net asset value, beginning of period         $    9.68        $    10.00
                                                  ----             -----
Income from investing activities:
Net investment income*                            0.54              0.34
Net realized and unrealized gain
  (loss) on investments                           0.36             (0.32)
                                                  ----             ------
Total from investing activities                   0.90              0.02
                                                  ----             -----
Distributions to shareholders:
From net investment income                       (0.54)            (0.34)
                                                 -----             -----
Total from shareholder distributions             (0.54)            (0.34)
                                                 -----             -----
Net asset value, end of period               $   10.04        $     9.68
                                                 -----              ----
                                                 -----              ----
Total return                                      9.56%             0.21%(b)

Ratios/supplementary data:
Net assets at end of period (000)            $  19,157        $    2,592
Ratio of expenses to average net
  assets                                         0.40%             0.48% (c)
Ratio of net investment income to
  average net assets                             5.72%             4.47% (c)
Ratio of expenses to average net
  assets*                                        1.03%             4.56% (c)
Ratio of net investment income to
  average net assets*                            5.09%             0.39% (c)

Portfolio Turnover                             170.27%           186.85%

* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                    PAYDEN & RYGEL
                                INTERMEDIATE BOND FUND
                         PER SHARE INCOME AND CAPITAL CHANGES
                            FOR A FUND SHARE OUTSTANDING
                                THROUGHOUT THE PERIOD




                                                                                                      FOR THE PERIOD
                                                                                YEAR ENDED            MAY 2, 1994 TO
                                                                                OCTOBER 31,             OCTOBER 31,
                                                                                  1995                   1994 (a)
                                                                                  ----                   --------
Net asset value, beginning of period                                           $    9.30               $    10.00
                                                                                    ----                    -----

Income from investing activities:
Net investment income*                                                              0.57                     0.35
Net realized and unrealized gain (loss) on investments                              0.55                    (0.70)
                                                                                    ----                    ------
Total from investing activities                                                     1.12                    (0.35)
                                                                                    ----                    ------


Distributions to shareholders:
From net investment income                                                         (0.57)                   (0.35)
                                                                                   ------                   ------
Total from shareholder distributions                                               (0.57)                   (0.35)
                                                                                   ------
Net asset value, end of period                                                $     9.85                $    9.30
                                                                                    ----                     ----
                                                                                    ----                     ----


Total return                                                                       12.43%                   -3.52% (b)

Ratios/supplementary data:
Net assets at end of period (000)                                             $   34,391                $  14,312
Ratio of expenses to average net assets                                             0.45%                    0.46% (c)
Ratio of net investment income to average net assets                                6.10%                    5.39% (c)
Ratio of expenses to average net assets*                                            0.68%                    2.03% (c)
Ratio of net investment income to average net assets*                               5.87%                    3.82% (c)

Portfolio Turnover                                                                189.00%                  358.23%



* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                    PAYDEN & RYGEL
                                   OPPORTUNITY FUND
                         PER SHARE INCOME AND CAPITAL CHANGES
                            FOR A FUND SHARE OUTSTANDING
                                THROUGHOUT THE PERIOD



                                                                                                     FOR THE PERIOD
                                                                                YEAR ENDED         DECEMBER 31, 1993 TO
                                                                                OCTOBER 31,            OCTOBER 31,
                                                                                   1995                 1994 (a)
                                                                                   ----                 --------
Net asset value, beginning of period                                          $    9.09               $    10.00
                                                                                  -----                    -----
Income from investing activities:
Net investment income*                                                             0.57                     0.37
Net realized and unrealized gain (loss) on investments                             0.87                    (0.91)
                                                                                  -----                    -----
Total from investing activities                                                    1.44                    (0.54)
                                                                                  -----                    -----

Distributions to shareholders:
From net investment income                                                        (0.57)                   (0.37)
                                                                                  -----                    -----
Total from shareholder distributions                                              (0.57)                   (0.37)
                                                                                  -----                    -----
Net asset value, end of period                                                $    9.96                $    9.09
                                                                                  -----                    -----
                                                                                  -----                    -----

Total return                                                                      16.39%                   -5.49% (b)

Ratios/supplementary data:
Net assets at end of period (000)                                             $  25,822                $   3,030
Ratio of expenses to average net assets                                            0.45%                    0.49% (c)
Ratio of net investment income to average net assets                               6.20%                    5.25% (c)
Ratio of expenses to average net assets*                                           1.11%                    4.52% (c)
Ratio of net investment income to average net assets*                              5.55%                    1.22% (c)

Portfolio Turnover                                                               252.09%                  513.35%



* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                    PAYDEN & RYGEL
                                 U.S. TREASURY FUND
                        PER SHARE INCOME AND CAPITAL CHANGES
                           FOR A FUND SHARE OUTSTANDING
                               THROUGHOUT THE PERIOD

                                                          FOR THE PERIOD
                                                        JANUARY 3, 1995 TO
                                                         OCTOBER 31, 1995 (a)
                                                         -------------------

Net asset value, beginning of period                         $   10.00
Income from investing activities:
Net investment income*                                            0.53
Net realized and unrealized gain (loss) on investments            0.61
Total from investing activities                                   1.14
                                                                  ----
                                                                  ----
Distributions to shareholders:
From net investment income                                       (0.53)
                                                                 -----
Total from shareholder distributions                             (0.53)
                                                                 -----
Net asset value, end of period                               $   10.61
                                                                 -----
                                                                 -----
Total return                                                     11.61%

Ratios/supplementary data:
Net assets at end of period (000)                            $  10,894
Ratio of expenses to average net assets                           0.45% (c)
Ratio of net investment income to average net assets              6.31% (c)
Ratio of expenses to average net assets*                          1.84% (c)
Ratio of net investment income to average net assets*             4.92% (c)

Portfolio Turnover                                               87.10%


* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                    PAYDEN & RYGEL
                           SHORT DURATION TAX EXEMPT FUND
                        PER SHARE INCOME AND CAPITAL CHANGES
                           FOR A FUND SHARE OUTSTANDING
                               THROUGHOUT THE PERIOD


                                                                          FOR THE PERIOD
                                                           YEAR ENDED    SEPTEMBER 1, 1994
                                                           OCTOBER 31,     TO OCTOBER 31,
                                                              1995           1994 (A)
                                                              ----           --------

Net asset value, beginning of period                      $    9.93         $    10.00
                                                               ----              -----
Income from investing activities:
Net investment income*                                         0.42               0.04
Net realized and unrealized gain (loss) on investments         0.15              (0.07)
                                                               ----              -----
Total from investing activities                                0.57              (0.03)

Distributions to shareholders:
From net investment income                                    (0.42)             (0.04)
                                                              -----              -----
Total from shareholder distributions                          (0.42)             (0.04)
                                                              -----              -----
Net asset value, end of period                            $   10.08         $     9.93
                                                              -----              -----
                                                              -----              -----
Total return                                                   5.88%             -0.35% (b)

Ratios/supplementary data:
Net assets at end of period (000)                         $  16,019         $   20,150
Ratio of expenses to average net assets                        0.45%              0.45% (c)
Ratio of net investment income to average net assets           4.12%              3.20% (c)
Ratio of expenses to average net assets*                       0.91%              2.87% (c)
Ratio of net investment income to average net assets*          3.66%              0.78% (c)

Portfolio Turnover                                            79.81%              0.00%


* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                   PAYDEN & RYGEL
                                TAX EXEMPT BOND FUND
                        PER SHARE INCOME AND CAPITAL CHANGES
                           FOR A FUND SHARE OUTSTANDING
                               THROUGHOUT THE PERIOD


                                                                         FOR THE PERIOD
                                                         YEAR ENDED     SEPTEMBER 1, 1994
                                                         OCTOBER 31,      TO OCTOBER 31,
                                                            1995             1994 ()
                                                            ----             --------
Net asset value, beginning of period                      $  8.90           $    10.00
                                                             ----                -----
Income from investing activities:
Net investment income*                                       0.46                 0.33
Net realized and unrealized gain (loss) on investments       0.69                (1.10)
                                                             ----                -----
Total from investing activities                              1.15                (0.77)

Distributions to shareholders:
From net investment income                                  (0.46)               (0.33)
                                                            -----                -----
Total from shareholder distributions                        (0.46)               (0.33)
                                                            -----                -----
Net asset value, end of period                            $  9.59           $     8.90
                                                             ----                -----
                                                             ----                -----

Total return                                                13.25%               -7.85% (b)

Ratios/supplementary data:
Net assets at end of period (000)                         $40,052           $   25,474
Ratio of expenses to average net assets                      0.45%                0.50% (c)
Ratio of net investment income to average net assets         4.97%                4.47% (c)
Ratio of expenses to average net assets*                     0.74%                1.07% (c)
Ratio of net investment income to average net assets*        4.69%                3.90% (c)

Portfolio Turnover                                          41.87%               97.53%


* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                   PAYDEN & RYGEL
                              GLOBAL FIXED INCOME FUND
                        PER SHARE INCOME AND CAPITAL CHANGES
                           FOR A FUND SHARE OUTSTANDING
                               THROUGHOUT THE PERIOD


                                                             YEAR ENDED          YEAR ENDED
                                                             OCTOBER 31,         OCTOBER 31,
                                                                1995                1994
                                                                ----                ----
Net asset value, beginning of period                       $    9.77          $    10.62
                                                                ----               -----
Income from investing activities:
Net investment income                                           0.89                0.44
Net realized and unrealized gain (loss) on investments          0.53               (0.65)
                                                                ----               ------
Total from investing activities                                 1.42               (0.21)
                                                                ----               ------

Distributions to shareholders:
From net investment income                                     (0.87)              (0.42)
In excess of net investment income
From net realized gains on investments                                             (0.22)
In excess of net realized gains on investments
Total from shareholder distributions                            0.87                0.64
                                                                ----                ----
Net asset value, end of period                            $    10.32           $    9.77
                                                               -----               -----
                                                               -----               -----

Total return                                                   15.10%              -2.09%

Ratios/supplementary data:
Net assets at end of period (000)                         $  540,041           $ 430,210
Ratio of expenses to average net assets                         0.50%               0.55%
Ratio of net investment income to average net assets            8.94%               4.24%
Ratio of expenses to average net assets*                        0.50%               0.55% **
Ratio of net investment income to average net assets*           8.94%               4.24% **

Portfolio Turnover                                            226.72%             348.12%



* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

** During the year ended October 31, 1994 certain fees were reimbursed to the Adviser. If such expense reimbursements and subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                   PAYDEN & RYGEL
                              GLOBAL FIXED INCOME FUND
                        PER SHARE INCOME AND CAPITAL CHANGES
                           FOR A FUND SHARE OUTSTANDING
                               THROUGHOUT THE PERIOD



                                                                              FOR THE PERIOD
                                                            YEAR ENDED       SEPTEMBER 1, 1992
                                                            OCTOBER 31,        TO OCTOBER 31,
                                                               1993               1992 (a)
                                                               ----               --------
Net asset value, beginning of period                     $     9.96          $    10.00
Income from investing activities:
Net investment income                                          0.46                0.05
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                              0.69               (0.02)
                                                               ----               ------
Total from investing activities                                1.15                0.03
                                                               ----                ----

Distributions to shareholders:
From net investment income                                    (0.46)              (0.05)
In excess of net investment income                                                (0.02)
From net realized gains on investments
In excess of net realized gains on investments                (0.03)


                                                              -----               ------
Total from shareholder distributions                          (0.49)              (0.07)
                                                                                  ------

Net asset value, end of period                           $    10.62          $     9.96
                                                              -----                ----
                                                              -----                ----

Total return                                                  11.88%               1.85% (b)

Ratios/supplementary data:
Net assets at end of period (000)                        $  296,958          $   20,097
Ratio of expenses to average net assets                        0.70%               0.70% (c)
Ratio of net investment income to average net assets           4.22%               4.62% (c)
Ratio of expenses to average net assets*                       0.68% **            2.29% (c) **
Ratio of net investment income to average net assets*          4.24% **            3.03% (c) **

Portfolio Turnover                                           252.97%              53.98%


 * During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

** During the year ended October 31, 1994, certain fees were reimbursed to the Adviser. During the period ended October 31, 1992, certain expenses were subsidized by the Adviser. If such expense reimbursements and subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                   PAYDEN & RYGEL
                              INTERNATIONAL BOND FUND
                        PER SHARE INCOME AND CAPITAL CHANGES
                           FOR A FUND SHARE OUTSTANDING
                               THROUGHOUT THE PERIOD


                                                          FOR THE PERIOD
                                                         APRIL 3, 1995 TO
                                                            OCTOBER 31,
                                                             1995 (a)
                                                             --------
Net asset value, beginning of period                     $    10.00
Income from investing activities:
Net investment income                                          0.15
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                              0.09
                                                               ----
Total from investing activities                                0.24
                                                               ----

Distributions to shareholders:
From net investment income                                    (0.15)
In excess of net investment income
From net realized gains on investments                        (0.04)
In excess of net realized gains on investments                (0.01)
                                                              ------

Total from shareholder distributions                          (0.20)
                                                              ------

Net asset value, end of period                           $    10.04
                                                              -----
                                                              -----

Total return                                                   2.43% (b)

Ratios/supplementary data:
Net assets at end of period (000)                        $   19,194
Ratio of expenses to average net assets                        0.70% (c)
Ratio of net investment income to average net assets           5.24% (c)
Ratio of expenses to average net assets*                       1.64% (c) *
Ratio of net investment income to average net assets*          4.30% (c) *

Portfolio Turnover                                            96.62%


* During the period, certain fees were voluntarily reduced and certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                          INVESTMENT OBJECTIVES AND POLICIES

The objective of the Short Duration Tax Exempt Fund and the Tax Exempt Bond Fund is to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax and consistent with preservation of capital. The objective of each of the other Funds is to realize a high level of total return consistent with preservation of capital.

Each Fund invests primarily in debt obligations. Under normal circumstances, all debt securities held by a Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation) or, if unrated, are determined to be of comparable quality by the Adviser. Securities rated BBB are considered to have adequate capacity to pay interest and repay principal, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds. Further information regarding investment ratings is in the appendix to the Statement of Additional Information. Credit standards are higher for the Global Fixed Income and the International Bond Funds. Under normal circumstances, each such Fund invests primarily in debt securities that are considered high quality at the time of purchase (e.g., AAA or AA by Standard & Poor's Corporation) by at least one of the established rating agencies.

No Fund is constrained as to the maximum maturity of its individual portfolio securities, and the dollar-weighted average maturity of each Fund's portfolio will be adjusted as market conditions warrant given the investment outlook of the Adviser. However, the average maturity objectives of many of the Funds will act to limit the amount of longer term investments in their portfolios. Average maturity objectives for each Fund are discussed below. Certain debt securities such as, but not limited to, mortgage-related securities, collateralized mortgage obligations (CMOs), asset backed securities and securitized loan receivables, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than their stated maturity. For purposes of calculation of weighted average maturity, the effective maturity of such securities will be used.

A Fund's dollar weighted average portfolio maturity ("average maturity") is used as a measure of the potential price movement of the Fund. Dollar weighting is used because it provides a more accurate indication than a non-weighted average. For example, assume a Fund holds two Treasury securities, with 99% invested in a 10-year note and 1% invested in 30-day bill. The mathematical average maturity is close to five years, but the dollar weighted average maturity is close to ten years. When the Adviser forecasts a positive environment for bonds, the Funds' average portfolio maturity will generally be longer than when the Adviser is forecasting a negative environment for bonds.

Because of its investment policies, each Fund may or may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate for those whose primary objective is stability of principal. The value of the portfolio securities of each Fund will fluctuate based upon market conditions. In addition, as each Fund's assets will be invested in debt securities, the total returns realized by the Funds may not be as great as those realized by funds which may allocate a portion of their investments to equity securities.

Yields on short, intermediate, and long-term debt obligations depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt obligations usually vary depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

The PAYDEN & RYGEL LIMITED MATURITY FUND seeks to earn a total return that, over time, is greater than that available from money market funds. It invests in debt obligations of the U.S. Treasury, U.S. government agencies, foreign and domestic public corporations and mortgage-backed securities. Under normal conditions, the average portfolio maturity of the Limited Maturity Fund will range from four to nine months with a maximum average maturity of one year.

The PAYDEN & RYGEL SHORT BOND FUND invests in the same types of debt obligations as the Limited Maturity Fund. However, the Fund has a maximum portfolio average maturity of three years. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.

The PAYDEN & RYGEL U.S. TREASURY FUND primarily invests in U.S. Treasury securities guaranteed by the full faith and credit of the United States Government. The Fund will invest at least 65% of its net assets in obligations issued by the U.S. Treasury and guaranteed by the full faith and credit of the U.S. government. In addition, the Fund may invest up to 15% of its total assets in securities issued by U.S. government agencies and instrumentalities which may or may not be supported by the full faith and credit of the U.S. government; the Fund will invest in such securities only when the Adviser is satisfied that the credit risk is minimal. The Fund will generally invest in U.S. Treasury securities with maturities ranging from one day to ten years.

The PAYDEN & RYGEL INTERMEDIATE BOND FUND invests in the same types of debt obligations as the Limited Maturity Fund, with an average portfolio maturity, under normal market conditions, from three to six years. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.

The PAYDEN & RYGEL OPPORTUNITY FUND also invests in the same types of debt obligations as the Limited Maturity Fund, but its average maturity is not constrained. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.

The PAYDEN & RYGEL SHORT DURATION TAX EXEMPT FUND invests in short and medium term debt securities that are exempt from federal income tax. Under normal market conditions, it maintains an average portfolio maturity of one to four years.

The PAYDEN & RYGEL TAX EXEMPT BOND FUND invests in the same types of debt obligations as the Short Duration Fund. However, the Fund is not constrained as to its average portfolio maturity.

The PAYDEN & RYGEL GLOBAL FIXED INCOME FUND invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Fund also has substantial investment in foreign currency contracts. Under normal circumstances, its dollar-weighted average portfolio maturity will not exceed ten years. If the rating of bonds of any country issuing or regulating securities or currencies in which the Fund has made an investment is no longer rated in one of the two top rating categories by at least one of the established rating agencies, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so.

The PAYDEN & RYGEL INTERNATIONAL BOND FUND invests in the same types of securities and other investments and has the same high quality credit guidelines as the Global Fund with the exception that the International Fund invests primarily in securities that are not denominated in U.S. dollars.

There is, of course, no guarantee that any Fund will accomplish its objective. In addition, as the Adviser may from time to time invest a large percentage of a Fund's assets in securities of one or more issuers, each Fund has been classified as a "non-diversified" investment company. By current SEC definition, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and other investment companies. Accordingly, each Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company might be. However, each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

ADDITIONAL INFORMATION REGARDING THE GLOBAL AND INTERNATIONAL FUNDS

As global funds, each of the Global and International Funds may invest in securities of any issuer and in any currency. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Global Fund's total assets are invested in debt securities of issuers located in at least three countries, one of which may be the United States and at least 65% of the International Fund's assets are invested in debt securities of issuers located in at least three countries other than the United States. Each Fund currently expects to invest in securities of issuers in the United States, Canada, Australia, New Zealand, the countries of Western Europe, and Japan. Each Fund's "total return" is comprised principally of interest on debt securities and market value changes realized from the purchase and sale of such securities, the use of futures contracts and options on futures contracts, and changes in foreign currency exchange rates.

The Global Fund invests in fixed income securities which, in the Adviser's view, have attractive yields and potential capital gains. Some foreign fixed income markets offering attractive returns may be denominated in currencies which appear relatively weak or are potentially volatile compared to the U.S. dollar. The Global Fund will, when deemed appropriate by the Adviser, hedge this currency exposure in order to protect the Fund's share price.

The investment objectives and policies of the International Fund are similar to those of the Global Fund, with the exception that the International Fund invests primarily in securities that are not denominated in U.S. dollars. Under normal market conditions, (1) the Fund invests no more than 35% of its assets in U.S. dollar denominated securities and (2) at least 65% of net assets are invested in securities with more than one year to maturity. However for temporary defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities. In addition, the International Fund generally has more exposure to foreign currency exchange rates than the Global Fund, which may cause greater share price volatility.

The Adviser undertakes several measures in seeking to preserve investors' principal. First, the debt securities or currencies in which each Fund invests are issued by or under the regulation of countries the bonds of which are rated at the time of purchase in the top two tiers of the ratings issued by Moody's Investor Services, Inc. or Standard & Poor's Corporation. If the rating of bonds of any country issuing or regulating securities or currencies in which a Fund has made an investment falls below such level, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Funds to do so.

Second, under normal circumstances the debt securities in which each Fund invests are considered "high quality" at the time of purchase (e.g., rated AAA or AA by Standard & Poor's Corporation) by at least one of the established rating agencies, or if not rated are determined to be of comparable quality by the Adviser.

Third, the Adviser actively manages the maturity of each Fund's portfolio in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser attempts to lengthen the portfolio's maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, each Fund seeks to shorten its maturity to protect against the expected capital depreciation.

Finally, the Adviser employs a variety of investment techniques to control each Fund's exposure to foreign currency exchange risks. An increase in value of a foreign currency relative to the U.S. dollar (the "weakening" of the dollar) increases the U.S. dollar value of securities denominated in that foreign currency. Conversely, a decline in the value of a foreign currency relative to the U.S. dollar (the "strengthening" of the dollar) causes a decline in the U.S. dollar value of these securities. The Adviser seeks to use combinations of forward foreign currency contracts, foreign currency futures contracts and options on futures contracts, options on foreign currencies, and currency swap agreements to offset the impacts of such movements. The Global Fund will generally hedge a greater proportion of its foreign currency exchange risk than the International Fund. These investment techniques involve certain risks described under "Investment Practices" below.

Investments of the Global and International Funds will consist of: (1) debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including foreign states, provinces or municipalities;
(3) debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (4) debt obligations of U.S. and foreign banks and bank holding companies; (5) debt securities and commercial paper issued by U.S. and foreign companies, including commercial paper indexed to specific foreign currency exchange rates; and (6) U.S. and foreign collateralized mortgage obligations and asset-backed bonds.

Investing in the securities of any foreign issuer involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; generally higher markups on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments. Additionally, foreign securities and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements, and transaction costs of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Investing in the debt obligations of supranational organizations involves additional risks and considerations. Such organizations' debt obligations are generally not guaranteed by their member governments, and payment depends on the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

ADDITIONAL INFORMATION REGARDING THE TAX EXEMPT FUNDS

Both of the Short Duration and Tax Exempt Bond Funds intend to achieve its objective by investing primarily in debt obligations issued by state and local governments, territories, and possessions of the U.S., regional government authorities, and their agencies and instrumentalities, which, in the opinion of bond counsel to the issuer at the time of original issuance, provide interest income that is exempt from U.S. federal income taxes. Under normal circumstances, as a fundamental policy which cannot be changed without shareholder approval, at least 80% of each Fund's net assets will be invested in tax exempt municipal debt obligations.

From time to time, each Tax Exempt Fund may invest more than 25% of its total assets in tax exempt debt obligations issued by the state of California and other governmental authorities, agencies and instrumentalities located in California. In such event, each Fund's ability to meet its objective may be subject to political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers or otherwise affect the ability of California issuers to pay interest or repay principal.

Certain of the municipal debt obligations may pay interest which is exempt from federal income taxes but is a preference item for purposes of computing the federal alternative minimum tax. When a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as a preference item to shareholders. Each Fund may invest up to 20% of its total assets in such municipal debt obligations if the Adviser determines that their purchase is consistent with the Fund's investment objective.

Both Funds may, from time to time, invest in securities that are not exempt from federal income tax. This will be done for temporary defensive purposes, and will not exceed 20% of the value of a Fund's net assets. Taxable debt securities will consist of obligations of the U.S. government and its agencies and instrumentalities, money market funds, bank obligations and repurchase obligations.

                             INVESTMENT PRACTICES

The Adviser utilizes various investment techniques in managing each Fund's portfolio, including the following:

U.S. GOVERNMENT AND AGENCY OBLIGATIONS. Each Fund may invest in obligations issued by the U.S. Treasury and in securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These securities include Treasury bills, which mature in one year or less, Treasury notes and bonds that mature in 2 to 30 years, and agency issues, which may have maturities from one day to 40 years. Securities are generally not callable and normally have interest rates that are fixed for the life of the security.

MONEY MARKET FUNDS. To maintain liquidity, each Fund may invest in unaffiliated money market funds. Under normal circumstances, money market investment of the Short Duration and Tax Exempt Bond Funds will be in federal tax-free mutual funds. No money market fund investment by a Fund will be in excess of 3% of the total assets of the money market fund. The Funds do not anticipate investing more than 15% of their respective net assets in money market funds. An investment in a money market mutual fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund.

MONEY MARKET OBLIGATIONS. Each Fund may invest in U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations will be considered high quality, meaning that the security will be rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, will be judged to be of equivalent quality by the Adviser.

CORPORATE DEBT SECURITIES. Each Fund other than the Treasury Fund may invest in U.S. dollar denominated corporate bonds, debentures, notes and other similar debt instruments of domestic and foreign corporations which, at the time of purchase, are rated investment grade by at least one of the established rating agencies or, if unrated, are determined to be of comparable quality by the Adviser. Such obligations may have interest rates which are fixed, variable or floating. Each Fund may also purchase long-term debt obligations that have been coupled with an option allowing the Fund at specified intervals to tender (or "put") such debt obligations to the issuer and receive an agreed upon amount, usually face value plus accrued interest.

MORTGAGE BACKED SECURITIES. Each of the Funds other than the Treasury Fund may invest in obligations issued to provide financing for U.S. residential housing mortgages. The Global and International Funds may also invest in foreign mortgage-related securities. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments as well as prepayments of principal. Investing in such obligations involves special risks as a result of prepayments (which may require the Fund to reinvest the proceeds at a lower rate), the illiquidity of certain of such securities and the possible default by insurers or guarantors. The Tax Exempt Funds invest in municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups.

ASSET BACKED RECEIVABLES. WITH THE EXCEPTION OF THE U.S. TREASURY FUND, Each Fund may invest in asset backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Asset backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security.
 No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value of the securities may change prior to delivery. Neither the Global nor International Fund will invest more than 25% of its total assets in when-issued and delayed delivery transactions.

FOREIGN GOVERNMENT OBLIGATIONS. Each of the Limited Maturity, Short Bond, Intermediate and Opportunity Funds may invest in foreign government or supranational obligations rated at least AA at the time of purchase by at least one of the established rating agencies or, if unrated, determined to be of comparable quality by the Adviser. Principal and interest will be payable in U.S. dollars, except for the Global and International Funds which normally invest in non-U.S. dollar obligations.

OPTIONS AND FUTURES CONTRACTS. Each Fund other than the Treasury Fund may purchase and write covered put and call options on securities and securities indexes, enter into interest rate and index futures contracts (agreements to take or make delivery of a specified quantity of financial instruments at a specified price and date), and purchase and write put and call options on such futures contracts. The Global and International Funds may also enter into such transactions with respect to foreign currencies. Such options and futures contracts are derivative instruments which may be traded on U.S. or foreign exchanges or with broker/dealers which maintain markets for options. Each Fund may also employ combinations of put and call options, including without limitation, straddles, spreads, collars, and strangles. These techniques are used to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond and currency markets and not for speculation.

Transactions in securities options, futures contracts and options on futures contracts involve a variety of risks, including the inability to close out a position because of the lack of a liquid market and, in the case of futures transactions, lack of correlation between price movements in the hedging vehicle and the portfolio assets being hedged. No more than 5% of a Fund's total assets will be committed to initial margin deposits and premiums on futures contracts and options on futures contracts. Each Fund covers its obligations with respect to such futures contracts and options by maintaining assets sufficient (together with its margin deposits) to meet such obligations; depending on the nature of the contract or option, this cover is in the form of liquid assets, put or call options, the underlying instruments which are the subject of the contract or option, or a long or short position in the contract which is the subject of an option. Options and futures transactions can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such instruments for hedging purposes may not be successful. The aggregate market value of a Fund's portfolio securities and foreign currencies covering put options on securities and currencies written by the Fund will not exceed 50% of its net assets.

REPURCHASE AGREEMENTS. For the purpose of maintaining liquidity or realizing additional income, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any such dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

RESERVES. Each Fund other than the U.S. Treasury Fund may establish and maintain reserves when the Adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund's reserves may be invested in domestic and foreign money market instruments, including government obligations, commercial paper and short-term corporate debt issues meeting the quality standards described above; money market funds, certificates of deposit and bankers' acceptances of banking institutions described in the Statement of Additional Information; and repurchase agreements. Although there is no limit on the percentage of a Fund's assets which may be maintained in such reserves, under normal circumstances no Fund anticipates that more than 10% of its total assets will be maintained in such reserves.

REVERSE REPURCHASE AGREEMENTS. The Global and International Funds may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund's agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. A Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked to market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowings by a Fund.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities of government and corporate issuers. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index e.g. the Federal Funds rate.
The adjustment intervals may be regular, and range from daily to annually, or may be based on an event such as a change in the prime rate. Accordingly, although such securities provide some protection against changes in interest rates, depending on the terms of the instrument there may be some interval between changes in such rates and adjustment of the rate paid by the issuer.
Any such instruments acquired by a Fund are rated "high quality" at the time of purchase by at least one of the established rating agencies or, if not rated, are determined at the time of purchase to be of comparable quality by the Adviser.

ILLIQUID SECURITIES. Some debt obligations can be illiquid, meaning that they may not be sold in the ordinary course of business within seven days at approximately the price at which they are valued. A Fund will not invest more than 15% of its net assets in illiquid securities. Under the supervision of the Board, the Adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.

GLOBAL AND INTERNATIONAL FUNDS

FOREIGN CURRENCY TRANSACTIONS. Each of the Global and International Funds normally conducts its foreign currency exchange transactions either on a spot
(cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Adviser expects that both Funds will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). Neither Fund generally enters into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect both Funds from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return will be adversely affected as a result. Neither Fund enters into forward currency contracts for speculative purposes. Open positions in forward contracts are covered by the segregation with the Group's Custodian of cash, U.S. Government securities or other high grade debt obligations and are marked-to-market daily.

INTEREST RATE AND CURRENCY SWAPS. For hedging purposes, each of the Global and International Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. An interest rate or currency swap is a derivative instrument which involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Group's Custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.

Neither Fund enters into any swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase (e.g. AAA or AA by Standard & Poor's Corporation) by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that each Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. A Fund will not enter into an interest rate or currency swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 10% of its total assets. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total assets at the time of purchase, and they are considered by the Fund to be illiquid assets; it may sell caps and floors without limitation other than the segregated account requirement described above.

The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of a Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Adviser's forecasts are correct, a Fund's swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, a Fund might incur a loss.

TAX EXEMPT FUNDS

The Short Duration and Tax Exempt Bond Funds may purchase certain other securities and engage in certain other transactions listed below.

GENERAL OBLIGATION NOTES AND BONDS. General obligation notes and bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

REVENUE NOTES AND BONDS. These obligations are payable only from the revenues derived from a particular facility or, in some cases, from the proceeds of a special excise tax. Revenue notes and bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; and colleges and universities.

ZERO COUPON SECURITIES. Both Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or the specified redemption date, but instead are redeemed at their face value upon maturity. The discount from face value is amortized over the life of the security, and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income on such securities is accrued on a current basis, a Fund does not receive such income currently in cash and may have to sell other portfolio securities to obtain cash needed to make income distributions. The price volatility of a zero coupon security is greater than an interest-paying note of identical maturity.

THIRD PARTY PUTS. Both Funds may purchase long-term fixed rate municipal debt obligations that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.

MUNICIPAL LEASE OBLIGATIONS AND CERTIFICATES OF PARTICIPATION. Both Funds may invest in lease obligations issued by state or local government authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a Fund's only recourse may be to the leased property securing payment, and disposition of the property might prove difficult. In addition, as these securities represent a relatively new type of financing, certain lease obligations may be considered to be illiquid securities. Certificates of participation are issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality or authority.

NON-HEDGING STRATEGIC TRANSACTIONS. Both Funds' options and futures transactions will generally be entered into for hedging purposes. These hedging transactions are designed to protect the market value of securities held in or to be purchased for a Fund's portfolio against possible changes resulting from securities market or interest rate fluctuations, and to protect the Fund's unrealized gains. Hedging is also used to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, each of the Funds may enter into options and futures transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for such purposes will not exceed 2% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described under "Options and Futures Contracts" and to the same types of risks as described below under "Certain Risks of Hedge Transactions."

OTHER INVESTMENT POLICIES

Each Fund's investment program and policies are subject to further restrictions and risks which are described in the Statement of Additional Information. Each Fund's investment objective is fundamental and, therefore, may not be changed without obtaining shareholder approval. A Fund's other investment policies and practices may be changed without shareholder approval unless otherwise specified as fundamental policies.

FUNDAMENTAL INVESTMENT POLICIES. As a matter of fundamental policy, a Fund will not (1) purchase a security of any issuer if, as a result, with respect to 50% of the Fund's total assets, more than 10% of the outstanding voting securities of the issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (2) borrow money except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 30% of its total assets valued at market (For this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts as described above are not considered to be borrowings,); or (3) in any manner transfer as collateral for indebtedness any security of the Fund except in connection with permissible borrowings.

OTHER INVESTMENT POLICIES. As a matter of operating policy, a Fund will not (1) purchase a security of any one issuer if, as a result, (a) more than 15% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days or other securities which are not readily marketable; or (b) more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; or (2) purchase additional securities when borrowings exceed 5% of the Fund's total assets. In addition, the Limited Maturity, Short Bond, Intermediate and Opportunity Funds will not purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations, (b) wholly owned finance companies will be considered to be in the industries of their parents, and (c) utilities will be divided according to their services. (For example, gas, gas transmission, electric and telephone will each be considered a separate industry.) Each foreign government and supranational organization is considered to be an industry.

PORTFOLIO TURNOVER. Securities may be sold without regard to the length of time held. The portfolio turnover of each Fund may be higher than that of other mutual funds with less aggressive trading strategies, which would, in turn, increase each Fund's transaction costs. No Fund can accurately predict its future annual portfolio turnover rate; however, although it could vary substantially, it will generally not exceed 300% for the Short Duration and Tax Exempt Bond Funds and 200% for the other Funds. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates.


                               MANAGEMENT OF THE FUNDS

The business of the Group is managed under the direction of its Board of Trustees, which establishes the Group's policies and supervises and reviews the management of the Funds. Information about the Trustees and the Group's executive officers may be found in the Statement of Additional Information.

INVESTMENT ADVISER

Payden & Rygel serves as investment adviser to the Funds pursuant to an investment management contract with the Group. The Adviser is an investment counseling firm founded in 1983, and currently has over $20 billion of assets under management. Payden & Rygel's address is 333 South Grand Avenue, Los Angeles, California 90071. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodity Futures Trading Commission.

The Adviser manages the investment and reinvestment of the assets of the Funds and reviews, supervises and administers all investments. All investment decisions for the Funds are made by an investment committee of five investment professionals. In making such decisions, the committee primarily uses a fundamental analysis approach, supported by extensive quantitative analysis. The Adviser is also responsible for placing orders for the purchase and sale of investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" in the Statement of Additional Information.

The Adviser receives a monthly fee from each Fund at the Following annual rates: the Limited Maturity, Short Bond, Treasury, Intermediate and Opportunity Funds, 0.28% for the first $1 billion of each Fund's average daily net assets and 0.25% of each Fund's net assets above $1 billion; the Short Duration and Tax Exempt Bond Funds, 0.32% for the first $500 million of each Fund's average daily net assets, 0.28% for the next $500 million and 0.25% of average daily net assets above $1 billion; the Global and International Funds, 0.37% for the first $200 million of each Fund's average daily net assets, 0.29% of the next $500 million, 0.25% of the next $800 million and 0.18% for amounts over $1.5 billion. For the fiscal year which ended October 31, 1995, the Adviser earned a fee from each Fund as follows: Limited Maturity, Short Bond, Treasury, Intermediate and Opportunity Funds, 0.28%; Short Duration and Tax Exempt Funds, 0.32%; Global Fund 0.33%; International Fund, 0.37%.

ADMINISTRATOR AND TRANSFER AGENT

Treasury Plus, Incorporated, a wholly owned subsidiary of the Adviser serves as the Administrator to the Funds pursuant to a management and administration contract with the Group. The Administrator's address is 3200 North Central Avenue, Suite 620, Phoenix, Arizona, 85012. The Administrator provides administrative services to each Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Fund by other persons.

Investors Fiduciary Trust Company, a Missouri trust company located at 127 West 10th Street, Kansas City, Missouri, 64105, provides accounting, dividend disbursing and transfer agency services to the Fund pursuant to fund accounting and transfer agency contracts with the Group.

For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of the Group. Investors Fiduciary Trust Company receives fees for fund accounting services and dividend disbursing and transfer agency services. Certain out-of-pocket expenses are also reimbursed at actual cost.

Advisory and administrative fees generally will be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class.

DISTRIBUTOR

Shares of the Funds are distributed through Payden & Rygel Distributors, a wholly owned subsidiary of Payden & Rygel located at the same address. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICE PLAN

The Board of Trustees has adopted a Shareholder Service Plan with respect to Class B shares of the Funds and of the other portfolios of the Group. Under the Plan, the Class B shares of the Funds pay the Distributor an annual fee of up to 0.20% of the average net assets of the Funds attributable to the Class B shares for services provided by the Distributor, broker-dealers and other service organizations to the beneficial owners of Class B shares. Such support services include establishing and maintaining accounts and records relating to clients; assisting clients in processing purchase, exchange and redemption requests and account designations; preparing tax reports and forms; forwarding shareholder communications from the Funds; and responding to client inquiries concerning their investments.

Services provided under the Shareholder Service Plan are not primarily intended to result in the sale or distribution of Class B Shares of the Funds. The Plan is a "compensation" plan, which means that the fees paid to the broker-dealers and other service organizations for services rendered are payable even if the amounts paid exceed their actual expenses. If in any month the Distributor is due more fees for shareholder services than are immediately payable because of the expense limitations under the Plan, the unpaid amount is carried forward from month to month while the Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year in which the amount was incurred, and no interest, carrying or other finance charge is borne by the Class B Shares with respect to any amount carried forward.


                                HOW TO PURCHASE SHARES

Shares of the Funds may be purchased at net asset value without a sales charge. The minimum initial investment is $5,000, and the minimum subsequent investment is $1,000. An account may be opened by calling the Distributor at
(213) 625-1900 and asking for a Fund Representative. The Representative will answer any questions and provide a Fund Prospectus.

INITIAL INVESTMENT

BY CHECK - ALL FUNDS
--------------------
-    Complete Application
-    Make check payable to the Fund and mail with application to:
     Payden & Rygel Investment Group
     333 South Grand Avenue
     32nd Floor
     Los Angeles, CA  90071

BY FEDERAL FUNDS WIRE
---------------------
-    Complete application and mail to:
     Payden & Rygel Investment Group
     333 South Grand Avenue
     32nd Floor
     Los Angeles, CA  90071

-    FOR LIMITED MATURITY FUND
     Wire funds to The First National Bank of Chicago
     ABA 071-000013

     For credit to Investor Securities Services No. 4811-5200
     For further credit to
     Payden & Rygel Limited Maturity Fund
     Account Number 10-122303-000

-    FOR SHORT BOND FUND
     Wire funds to The First National Bank of Chicago
     ABA 071-000013
     For credit to Investor Securities Services No. 4811-5200
     For further credit to
     Payden & Rygel Short Bond Fund
     Account Number 10-122300-000

-    FOR U.S. TREASURY FUND
     The First National Bank of Chicago
     ABA 071-000013
     For credit to Investor Securities Services No. 4811-5200
     For further credit to
     Payden & Rygel U.S. Treasury Fund
     Account Number 10-122460-000

-    FOR INTERMEDIATE BOND FUND
     Wire funds to The First National Bank of Chicago
     ABA 071-000013
     For credit to Investor Securities Services No. 4811-5200
     For further credit to
     Payden & Rygel Intermediate Bond Fund
     Account Number 10-122301-000

-    FOR OPPORTUNITY FUND
     Wire funds to The First National Bank of Chicago
     ABA 071-000013
     For credit to Investor Securities Services No. 4811-5200
     For further credit to
     Payden & Rygel Opportunity Fund
     Account Number 10-122302-000

-    FOR SHORT DURATION TAX EXEMPT FUND
     Wire Funds to The First National Bank of Chicago
     ABA 071-000013
     For credit to Investor Securities Services
     No. 4811-5200
     For further credit to
     Payden & Rygel Short Duration Tax Exempt Fund
     Account No. 10-122461-000

-    FOR TAX EXEMPT BOND FUND
     Wire Funds to The First National Bank of Chicago
     ABA 071-000013
     For credit to Investor Securities Services
     No. 4811-5200
     For further credit to
     Payden & Rygel Tax Exempt Bond Fund
     Account No. 10-122299-000

-    FOR GLOBAL FIXED INCOME FUND
     Wire funds to First Chicago International New York
     ABA 026-009797
     For account of First Chicago London,
     Account No. 03-0302-085001
     For Payden & Rygel Global Fixed Income Fund
     Account No. 7103794

-    FOR INTERNATIONAL BOND FUND
     Wire funds to First Chicago International New York
     ABA 026-009797
     For account of First Chicago London,
     Account No. 03-0302-085001
     For Payden & Rygel International Bond Fund
     Account No. 7125399

NOTE: SHARES CANNOT BE PURCHASED UNTIL A PROPERLY COMPLETED APPLICATION IS RECEIVED BY THE GROUP.

Shares of the Funds are purchased at the net asset value per share for each class next determined after receipt by the Distributor of an order to purchase shares in proper form. Purchase orders will be accepted only on days on which the Funds and the Custodian are open for business, as defined below.

Both Funds are "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ADDITIONAL INVESTMENTS

Additional investments may be made at any time (minimum investment $5,000) at net asset value by check or by calling the Distributor and wiring federal funds to the Custodian as described above.

OTHER PURCHASE INFORMATION

Purchases of each Fund's shares will be made in full and fractional shares. Certificates for shares will not be issued. The Group reserves the right, in its sole discretion, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the client application proves to be incorrect in any material manner.

                                 SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

The Group currently consists of ten investment portfolios with varying investment objectives or policies, and other investment portfolios may be created by the Board of Trustees in the future. If a shareholder's investment objective or outlook for the securities markets changes, shares of a Fund may be exchanged for Class A or Class B shares of any of the other investment portfolios of the Group which are eligible for sale to the shareholder by the Distributor or for the other class of shares of the Fund. Exchanges are made on the basis of the net asset values of the portfolios involved.

Because an exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Information regarding the possible tax consequences of an exchange is included in the "Dividends, Distributions and Taxes" section of this Prospectus and in the Statement of Additional Information.

Before making an exchange into another investment portfolio, a shareholder should obtain and review a current prospectus of the investment portfolio into which the shareholder wishes to transfer. When exchanging shares into another investment portfolio, shareholders should be aware that, among other significant differences, the portfolios may have different dividend payment dates, minimum initial investments and minimum additional investments. Exchanges will be effected upon receipt of written instructions signed by all account owners. In addition, shareholders who complete the telephone privilege authorization portion of the Account Registration Form may effect exchanges from a Fund into another class of the Fund or an identically registered account in one of the other available portfolios by a telephone call to the Distributor at (213) 625-1900.

The Exchange Privilege may be modified or discontinued by the Group at any time upon 60 days' notice to shareholders. The Group also reserves the right to limit the number of exchanges a shareholder may make in any year to avoid excessive Fund expenses. The Exchange Privilege is only available in states where the exchange may be legally made.

TELEPHONE PRIVILEGE

Shareholders may exchange or redeem shares by telephone if they have elected the telephone privilege authorization portion of the Account Registration Form. During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange and redemption procedures discussed in this prospectus.

Shareholders should realize that by electing the telephone privilege they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone, telegraph or wire communication are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Group include requiring personal identification by account number and social security or tax identification number, tape recording telephone instructions and providing written confirmation of transactions. The Group reserves the right to refuse a telephone, telegraph or wire communication exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the investor to request the exchange or redemption. Shareholders will be promptly notified of any refused request for a telephone, telegraph, or wire communication exchange or redemption. Neither the Group nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone, telegraph or wire communication privilege.

                                 REDEMPTION OF SHARES

Each Fund will redeem its shares at the net asset value next determined following receipt of the request in proper form. Redemptions may be made in writing, by calling the Distributor at (213) 625-1900, by telegraph or by other wire communication. No charge is made for redemptions. Shares redeemed may be worth more or less than the purchase price of the shares, depending on the market value of the investment securities held by the Funds at the time of redemption.

Redemption requests in writing or by telegraph or other wire communications should be directed to the Group at 333 South Grand Avenue, 32nd Floor, Attn.:
Fund Distributor, Los Angeles, California 90071. If the proceeds of a written request are to be paid to a person other than the record owner of the shares or are to be sent to an address other than the address of record, the signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. A signature guarantee may be rejected if it is believed to be not genuine or if there is any reason to believe that the transaction is improper. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. See "Shareholders Services -- Telephone Privilege."

Payment of the redemption price will ordinarily be wired to the shareholder's bank or mailed to the shareholder address of record one business day after receipt of the request. A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.

                                   NET ASSET VALUE

For each class of shares the net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York Time) by dividing the difference between the value of assets and liabilities of the class by the number of shares of that class outstanding. The net asset value per share of each class will vary due to differences in expenses charged to each class and will generally be lower for Class B Shares than for Class A Shares. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

Portfolio securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market value. Fixed income securities (other than obligations with remaining maturities of 60 days or less) are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities the prices of which are more readily obtainable and the durations of which are comparable to the securities being valued. Swaps, caps and floors are valued on the basis of information provided by the institution with which the Fund entered into the transaction. The Board of Trustees has determined that debt securities with remaining maturities of 60 days or less will be valued on an amortized cost basis unless the Adviser determines that such basis does not represent fair value at the time.

The Global and International Funds invest in securities that are traded in certain markets on the days or at times the Funds are not open for business. Accordingly, such Funds' net asset values may be significantly affected on days or at times when investors cannot purchase or redeem shares.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends are generally declared and distributed to shareholders monthly for all Funds except the International Fund, which declares and distributes dividends quarterly. Class B dividends will normally be lower than Class A dividends.
Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of each Fund will be paid in the form of additional shares of the Fund at the net asset value on the ex-dividend date unless the shareholder elects to have them paid in cash by completing an appropriate request form.

Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is not be subject to federal income tax on its investment company taxable income (which includes interest and net short-term capital gains in excess of any net long-term capital losses) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and unexpired capital loss carryovers), if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its investment company taxable income, including any net interest income excludable from gross income under section 103(a) of the Code. Each Fund intends to distribute to its shareholders, at least annually, substantially all such amounts.

Each of the Short Duration and Tax Exempt Bond Funds anticipates that substantially all dividends paid by it will be exempt from federal income taxes; a portion of the dividends may be a tax preference item for purposes of the alternative minimum tax. Dividends paid by the other Funds, and distributions paid by all Funds from long-term capital gains, are taxable. Capital gains distributions are made when a Fund realizes net capital gains on sales of portfolio securities during the year. Any short-term capital gains or any taxable interest income will be distributed as a taxable ordinary dividend distribution. For the Short Duration and Tax Exempt Bond Funds, realized capital gains or any taxable interest income is not expected to be a significant or predictable part of investment return. Sale of any Fund's shares is a taxable event and may result in a capital gain or loss.

Prior to purchasing shares of a Fund, an investor should carefully consider the impact of the dividends or capital gains distributions which are expected to be or have been announced. Any dividends or distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions.

Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. For further discussion of these matters, please see the Statement of Additional Information.

                                  OTHER INFORMATION

CAPITALIZATION

The Group was organized as a Massachusetts business trust on January 22, 1992. Its Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Group and to classify or reclassify any unissued shares into one or more series or classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of ten series of shares, nine of which are sold through this prospectus. Each series of shares has two classes, Class A and Class B. The Board of Trustees may establish additional series or classes of shares in the future.

VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which they may be entitled to vote by law or the provisions of the Declaration of Trust. Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees of the Group determines that a matter to be voted on affects only the interest of a particular series or class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the shares of the Group may elect all of the Trustees. The Group is not required to hold regular annual meetings of shareholders and does not intend to do so except when required by law. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Group may remove a person serving as Trustee at a shareholder meeting called by written request of the holders of not less than 10% of the outstanding shares of any series.

PERFORMANCE INFORMATION

The Funds may, from time to time, include the yield and total return for shares in advertisements or reports to shareholders or prospective investors. Yield and total return are calculated separately for Class A and Class B Shares. Yield will be quoted using the SEC definition, which is the annualized net investment income per share during a particular 30-day (or one month) period. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over specified periods.

Any performance information, whether related to a Fund or to the Adviser, should be considered in light of a Fund's investment objective and policies, the characteristics and quality of its portfolio and the market conditions during the time period indicated and should not be considered to be representative of future results. For a description of the methods used to determine yield and total return for the Funds, please see the Statement of Additional Information.

OFFERING

No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations may not be relied upon as having been authorized by the Group or the Distributor. This Prospectus does not constitute an offer by the Group or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

INVESTMENT ADVISER
     Payden & Rygel
     333 South Grand Avenue, 32nd Floor
     Los Angeles, California 90071

ADMINISTRATOR
     Treasury Plus, Incorporated
     3200 North Central Avenue, Suite 620
     Phoenix, Arizona 85012

DISTRIBUTOR
     Payden & Rygel Distributors
     333 South Grand Avenue, 32nd Floor
     Los Angeles, California 90071

CUSTODIAN
     The First National Bank of Chicago
     One First National Plaza
     Chicago, Illinois  60670

TRANSFER AGENT
     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri  64105

AUDITORS
     Deloitte & Touche LLP
     1700 Courthouse Plaza Northeast
     Dayton, Ohio  45402

COUNSEL
     Paul, Hastings, Janofsky and Walker
     555 South Flower Street
     Los Angeles, California  90071


                                   February 7, 1996

                           PAYDEN & RYGEL INVESTMENT GROUP

                         PAYDEN & RYGEL LIMITED MATURITY FUND
                            PAYDEN & RYGEL SHORT BOND FUND
                          PAYDEN & RYGEL U.S. TREASURY FUND
                        PAYDEN & RYGEL INTERMEDIATE BOND FUND
                           PAYDEN & RYGEL OPPORTUNITY FUND
                    PAYDEN & RYGEL SHORT DURATION TAX EXEMPT FUND
                         PAYDEN & RYGEL TAX EXEMPT BOND FUND
                       PAYDEN & RYGEL GLOBAL FIXED INCOME FUND
                        PAYDEN & RYGEL INTERNATIONAL BOND FUND

                         STATEMENT OF ADDITIONAL INFORMATION
                                   FEBRUARY 7, 1996

The Payden & Rygel Limited Maturity Fund ("Limited Maturity Fund"), Payden & Rygel Short Bond Fund ("Short Bond Fund"), Payden & Rygel U.S. Treasury Fund ("Treasury Fund"), Payden & Rygel Intermediate Bond Fund ("Intermediate Fund"), Payden & Rygel Opportunity Fund ("Opportunity Fund"), Payden & Rygel Short Duration Tax Exempt Fund ("Short Duration Fund"), Payden & Rygel Tax Exempt Bond Fund ("Tax Exempt Bond Fund"), Payden & Rygel Global Fixed Income Fund ("Global Fund") and Payden & Rygel International Bond Fund ("International Fund") are series ("Funds") of Payden & Rygel Investment Group (the "Group"), a no-load, open-end management investment company.

This Statement of Additional Information is not a prospectus, and should be used in conjunction with the Prospectus for the Funds dated February 7, 1996, which is incorporated herein by reference. A copy of the Prospectus may be obtained free of charge from the Group at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 (telephone 213/625-1900 or 800/572-9336).


                                  TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . .2
FUNDAMENTAL AND OPERATING POLICIES . . . . . . . . . . . . . . . . . . . 31
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 34
VALUATION OF PORTFOLIO SECURITIES. . . . . . . . . . . . . . . . . . . . 36
FUND PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
MANAGEMENT OF THE GROUP. . . . . . . . . . . . . . . . . . . . . . . . . 43
PURCHASES AND REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . 50
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . 56

                          INVESTMENT OBJECTIVE AND POLICIES


The investment objective and general investment policies of the Funds are described in the Prospectus. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

FIXED INCOME SECURITIES

Securities in which the Fund may invest include but are not limited to those described below.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

FOREIGN GOVERNMENT OBLIGATIONS

Foreign government obligations are debt securities issued or guaranteed by a supranational organization or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, the bank is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of Payden & Rygel, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CORPORATE DEBT SECURITIES

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Adviser will undertake several measures in seeking to preserve investors' principal:

    - First, the debt securities in which the Funds invest will be considered "investment-grade"(e.g., rated AAA, AA, A or BBB by Standard & Poor's Corporation) by at least one of the established rating agencies, or if not rated, will be determined to be of comparable quality by the Adviser. However debt investments for the Global and International Funds must be "high quality" as discussed in the Prospectus. If the rating of a debt security in which a Fund has made an investment falls below the investment grade level, the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best
         interest of the Fund to do so.   In no event will a Fund hold more
         than 5% of its net assets in obligations rated below investment grade. No such obligation will be rated below BB.

    - Second, the Adviser will actively manage the maturity of the Funds' portfolios in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser will attempt to lengthen the portfolios' maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, the Funds will seek to shorten their portfolios' maturities to protect against the expected capital depreciation.

    - Finally, the Adviser may use interest rate and bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Funds' exposure to interest rate changes. These investment techniques involve certain risks described below.

There is, of course, no guarantee these investment strategies will accomplish the Funds' objectives. A description of the rating standards used by Standard & Poor's Corporation, Moody's Investor Services, Inc., and Fitch Investor Services is set forth in Appendix A to this Statement of Additional Information. Ratings represent only the opinions of such organizations of the quality of the securities which they undertake to rate, are general and are not absolute standards of quality.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities. Under normal circumstances, all debt securities held by each Fund will be rated "investment grade", at the time of purchase, by at least one of the established rating agencies (e.g. AAA, AA, A or BAA by Standard & Poor's Corporation) or, if unrated, will be determined to be of comparable quality by the Adviser.

U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.
FHLMC
issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/services and poolers the Adviser determines that the securities meet the Funds' quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

ASSET BACKED RECEIVABLES

The Funds may purchase asset-backed securities including, but not limited to, Certificates for Automobile Receivables-SM- ("CARS-SM-") and credit card receivable securities. CARS-SM- represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARS-SM- are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARS-SM-, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

The Funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

OBLIGATIONS WITH PUTS ATTACHED

Each Fund may purchase long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund's option a specific security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

REPURCHASE AGREEMENTS

For the purpose of maintaining liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.

DELAYED DELIVERY TRANSACTIONS

When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund will not invest more than 25% of its total assets in when-issued and delayed delivery transactions.

REVERSE REPURCHASE AGREEMENTS

Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by a Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Adviser.

ILLIQUID SECURITIES

No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.
In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

FOREIGN INVESTMENTS

The countries in which each of the Global and International Funds will seek investments include those listed below. A Fund may not invest in all the countries listed, and it may invest in other countries as well when such investments are consistent with the Fund's investment objective and policies.


Pacific Basin            Western Europe           North America
-------------            --------------           -------------
Australia                Austria                  Canada
Japan                    Belgium                  United States
New Zealand              Denmark
                         Finland
                         France
                         Germany
                         Ireland
                         Italy
                         Netherlands
                         Norway
                         Spain
                         Sweden
                         Switzerland
                         United Kingdom


FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

MUNICIPAL SECURITIES

Each of the Short Duration and Tax Exempt Bond Funds invest primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 80% of the Fund's assets will be invested in municipal debt securities.

In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Both Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

The Adviser will undertake several measures in seeking to preserve investors' principal:

    - First, the debt securities in which a Fund invests will be considered "investment-grade"(e.g., rated AAA, AA, A or BBB by Standard & Poor's Corporation) at the time of purchase by at least one of the following rating agencies: Fitch Investor Services, Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, will be determined to be of comparable quality by the Adviser. If the rating of a municipal debt security in which the Fund has made an investment falls below the investment grade level, the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so. In no event will a Fund hold more than 5% of its net assets in obligations rated below investment grade. No such obligation will be rated below BB.

    - Second, the Adviser will actively manage the maturity of a Fund's portfolio in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser will attempt to lengthen the portfolio's maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, both Funds will seek to shorten their maturities to protect against the expected capital depreciation.

    - Finally, the Adviser may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in a Fund's exposure to interest rate changes. These investment techniques involve certain risks described below.

There is, of course, no guarantee these investment strategies will accomplish a Fund's objective. See Appendix A for further information regarding the ratings referred to above.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which the Funds may invest, and certain of the risks of such investments, are described below.

MORAL OBLIGATION SECURITIES

Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Both Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

ZERO COUPON SECURITIES

Both Funds may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, a Fund does not receive the income currently in cash. Therefore, a Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

MORTGAGE BACKED SECURITIES

Both Funds may invest in municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of a Fund's investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

MUNICIPAL LEASE OBLIGATIONS

Both Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase "certificates of participation", which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.

However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Both Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one national recognized securities rating organization; (2)secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM OBLIGATIONS

Both Funds may invest in short-term municipal obligations. These securities include the following:

TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Both Funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.
The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Both Funds may also invest in municipal securities in the form of "participation interests" in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days' notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since a Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

OBLIGATIONS WITH PUTS ATTACHED

Each Fund may purchase long-term fixed rate municipal debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the municipal securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at a Fund's option a specific municipal security at a specific price on a specific date. A Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

RISKS OF INVESTING IN CALIFORNIA MUNICIPAL DEBT OBLIGATIONS

From time to time, each Fund may invest more than 25% of its assets in obligations issued by the State of California and other governmental authorities, agencies and instrumentalities located in California. In such event, investment in a Fund may be subject to greater risk and market fluctuations than an investment in a portfolio of securities representing a broader range of investment alternatives. Further, in such event a Fund will be affected by any political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers to pay interest or repay principal. The following summary of some of such developments is based upon information derived from public documents related to securities offerings of California State and municipal issuers, independent municipal credit reports and historically, reliable sources, but has not been independently verified by the Fund's advisor.

California encompasses a relatively large geographic region and has a wealthy, diverse economy. Its economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents over 12% of the total United States population. Total employment is about 14 million; the fastest growing sectors are expected to be services, trade and electronics-related manufacturing sectors.

California ended fiscal 1995 with a General Fund operating surplus due to higher than expected tax receipts which were the result of the improving economy.
State officials estimate that jobs in California grew 2.3% in 1995 as compared to a national jobs growth rate of 1.5%.

As a result, the State's unemployment rate (7.9%) is expected to approximate the nation's (5.8%) by year-end 1998. Importantly, this job growth was spread among all 12 major metropolitan areas in California. Thirty percent of California employment is business services, motion pictures, health services and engineering and management services and these categories rose 6% this past year. Construction employment picked up last year, but has not retraced the cumulative losses of 1990-1993. The decline in aerospace employment continued, albeit at a much slower pace and new orders for cargo jets, stealth bombers and commercial satellites should help stabilize this sector in the upcoming year. Job losses are projected for financial services and the federal government sector.

For the first time in four years, the State's finances on the revenue side improved. The Legislative Analyst's Office projects that revenues will grow by 6 percent over the next two years and estimates that the General Fund balance will reach $300 million by the end of fiscal year 1995-96 rather than the $28 million Finance Department estimate. However, unless budget imbalances are corrected, the Fund balance will fall to only $10 million in fiscal year 1996-97 and to a negative $280 million in fiscal year 1997-98 because of major expenditure increases that are required by existing law. As a result of these major expenditure requirements, total spending would increase by 7.5 percent annually over the next two years.

California's long-term structural budget problems include expanding education and prison spending, demands for infrastructure spending and reductions in federal support for health-care. K-14 spending requirements are expected to increase 9.4% annually over the next two years, which is the largest single expenditure in the budget. More prison inmates will translate to a 10% annual growth in support costs for the Department of Corrections. Also, existing law requires that welfare grants for the Aid to Families with Dependent Children and the Supplemental Security Income/State Supplementary Program be increased in 1996-97.

Further, the State shifted some expenditure responsibilities to local governments in order to balance its budget, which could impact these other entities negatively. Major revenue sources for local government are not expected to attain pre-recession growth levels while the programs they support such as health, education and public safety are growing at a fast pace. Any reductions in State aid could exacerbate financial pressures already experienced by many local governments, particularly counties.

The State must also address the issues of its tax structure and business climate. Risks to the budget include an economic slowdown, adverse court rulings as well as changes that the Federal government may make to welfare and Medi-Cal.

The budget for fiscal year 1995-96 calls for the smallest amount of short-term debt issuance in years. The Department of Finance estimates cash flow borrowings will be $2 billion notes issued in April 1996 and maturing by June 30, 1996. The $4 billion outstanding revenue anticipation warrants will be repaid from internal borrowable cash resources and no further borrowing needs are projected for fiscal year 1995-96.

The potential for California's credit ratings to be upgraded from the current "A1/A" level is minimal. The State's ratings were last changed in July 1994 when
Moody's lowered its rating to "A1" from "Aa" and Standard & Poor's lowered its rating to "A" from "A+".

On December 6, 1994, Orange County, California filed for bankruptcy protection under chapter 9 of the U.S. Bankruptcy code, following reports that the Orange County Invest Pool had suffered significant investment losses, which caused a liquidity crisis for the Pooled Funds, Orange County and certain Pool participants. It remains unclear what long-term effect such action by Orange County and the Pooled Funds may have on the market for the obligations of Orange County and its related entities.

In September 1995 the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. Such legislation also permits the Governor to appoint a trustee to take over Orange County's financial affairs if the county does not have a full recovery plan filed with the Bankruptcy Court by May 1996.

Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the county's long term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. In September 1995, federal and state aid to Los Angeles County totalling $514 million was pledged, providing a short-term solution to the County's budget problems. Despite such efforts, the County is facing a potential budget gap of $1.0 billion in the 1996-97 fiscal year.

Although an improving economy and healthier tax revenues are anticipated, the political environment and voter initiatives may constrain the State's financial flexibility. For example, according to the Legislative Analyst's Office, the passage of Proposition 184 in the November 1994 election imposed mandatory, lengthy prison sentences on individuals convicted of three felonies. This is expected to increase prison operating costs by $3 billion annually and increase prison construction costs by $20 billion. Proposition 98 sets the minimum amount that the state must provide for California's public K-12 education system and the California Community Colleges.

Certain of the securities in which the Funds invest may be obligations of issuers that rely as a source of revenue, in whole or in part, directly or indirectly, on real property taxes, which are limited by an amendment to the State Constitution known as "Proposition 13." Briefly, Article XIIIA of the California Constitution limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the assessed valuation of property to increases of up to two percent per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

The application of Proposition 62 further limits the ability of California cities to enact taxes. Proposition 62 seeks to enforce a two-thirds voter approval for special taxes to include all forms of local government and to create a new simple-majority requirement for voter approval of general taxes. While existing transportation sales taxes appear to be protected by statute of limitations, the future application of Proposition 62 for all cities and counties is less clear.

Certain securities in which the Funds invest may be obligations of issuers which rely in whole or in part on state revenues for payment of such obligations.
Such state revenues are affected by economic activity within the State as well as by an appropriation limit in the State Constitution on the spending authority of State and local government entities.

The application and interpretation of a number of the foregoing provisions of the State Constitution and laws are currently and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of such provisions, their implementing legislation and regulations. However, the outcome of such litigation, legislation and regulations could substantially impact local property tax collection and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.

OPTIONS AND FUTURES CONTRACTS

The Funds may purchase and sell ("write") both put options and call options on securities, securities indices and (in the case of the Global and International Funds) foreign currencies, enter into interest rate and index futures contracts and (in the case of the Global and International Funds), foreign currencies futures contracts, and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Global and International Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided the Board of Trustees determines that their use is consistent with the Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by that Fund.

OPTIONS ON SECURITIES OR INDICES

A Fund may purchase and write options on securities and indices. An index is a statistical measure designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators such as the Merrill Lynch 1 to 3 year Global Government Bond Index, the JP Morgan Global Government Bond Index, and the Lehman Brothers Government/Corporate Index.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American Style" options) or at the expiration of the option (in the case of "European Style" options). The writer of a call or put option on a security is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security, as the case may be. The writer of an option on an index is obligated upon exercise of the option to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account with the Group's Custodian) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if the Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written, and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian. A put option on a security or an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written, and the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., of the type, traded on the same exchange, with respect to the same underlying security or index, and with the same exercise price and expiration date). A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

FOREIGN CURRENCY OPTIONS

Each of the Global and International Funds may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

COMBINATIONS OF OPTIONS

As indicated in the Prospectus, the Funds may employ certain combinations of put and call options. A "straddle" involves the purchase of a put and call option on the same security with the same exercise prices and expiration dates. A "strangle" involves the purchase of a put option and a call option on the same security with the same expiration dates but different exercise prices. A "collar" involves the purchase of a put option and the sale of a call option on the same security with the same expiration dates but different exercise prices. A "spread" involves the sale of a put option and the purchase of a call option on the same security with the same or different expiration dates and different exercise prices.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDICES

Several risks are associated with transactions in options on securities and indices. For example, significant differences between the securities and options markets could result in an imperfect correlation between those markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation to handle current trading volume; or (vi) a decision by an exchange to discontinue the trading of options or a particular class or series of options (in which event the secondary market on that exchange or in that class or series of options could cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms). If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds may use interest rate, foreign currency or index futures contracts, as specified in the Prospectus. An interest rate or foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc and certain multi-national currencies such as the European Currency Unit ("ECU"). Other futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The Funds may also purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as required by regulatory authorities the Funds will use futures contracts and futures options for hedging purposes and not for speculation and will comply with applicable regulations of the Commodity Futures Trading Corporation which limit trading of futures contracts (See "Limitations on the Use of Futures and Options"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost by using futures contracts and futures options.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or futures commission merchant, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Funds will mark to market their open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gains; if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS

A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") for exemption from the definition of a "commodity pool," each Fund is limited in its futures trading activities to: (1) positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and (2) other positions for the establishment of which the aggregate initial margin and premiums (less the amount by which such options are "in-the-money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contracts it has entered into).

The requirements for qualification as a regulated investment company also may limit the extent to which the Funds may enter into futures, futures options or forward contracts. See "Taxation."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.
There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, in which event the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

DEALER OPTIONS

The Funds may engage in transactions involving dealer options on securities, currencies or indices as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that many purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Fund may treat the cover used for these written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat certain dealer options as subject to the Funds' limitation on illiquid securities.

If the SEC changes its position on the liquidity of dealer options on securities, currencies or indices, the Funds will change their treatment of such instruments accordingly.

INTEREST RATE AND CURRENCY SWAPS

INTEREST RATE SWAPS

As indicated in the Prospectus, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

CROSS-CURRENCY SWAPS

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

SWAP OPTIONS

Each of the Global and International Funds may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to pay fixed pursuant to a swap option is said to own a put. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

CAPS AND FLOORS

Each of the Global and International Funds may also invest in interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

RISKS ASSOCIATED WITH SWAPS

The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

FOREIGN CURRENCY TRANSACTIONS

Precise matching of the amount of forward currency contracts and the value of the Global and International Fund's securities denominated in such currencies will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion of its assets to the consummation of these contracts. Neither Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an off-setting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.
Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, each Fund may lend securities with a value of up to 33% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by "marking to market" daily. A Fund will have the right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Adviser to be of good standing in accordance with standards approved by the Board of Trustees and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

BORROWING

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Funds also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

RISKS OF FOREIGN INVESTING

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

POLITICAL AND ECONOMIC FACTORS

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY FLUCTUATIONS

To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

MARKET CHARACTERISTICS

The Group expects that most foreign securities in which the Funds invest will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds' portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of the Funds' portfolio positions may also be adversely impacted by delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

LEGAL AND REGULATORY MATTERS

Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

TAXES

The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund. The Funds intend to sell such bonds prior to the interest payment date in order to avoid withholding.

COSTS

The expense ratios of Funds investing in foreign securities (before reimbursement by the Adviser pursuant to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee") are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

AVERAGE MATURITY CALCULATIONS

The portfolio average maturity of each Fund will be computed by weighting the maturity of each security in the Fund's portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average maturity, the put date, reset date or average maturity will be used instead of the final maturity date for the average maturity calculation. Average maturity is normally used when trading mortgage backed securities and asset backed securities.


                          FUNDAMENTAL AND OPERATING POLICIES


The Funds have adopted the investment restrictions described below. Fundamental policies of a Fund may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by the Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy, a Fund may not:

(1) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

 (2) COMMODITIES. Purchase or sell commodities or commodity contracts, except that (i) a Fund other than the Treasury Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) a Fund other than the Treasury, Short Duration and Tax Exempt Bond Fund may enter into forward foreign currency exchange contracts (the Funds do not consider such contracts to be commodities), and (iii) a Fund other than the Treasury Fund may invest in instruments which have the characteristics of both futures contracts and securities.

(3) LOANS. Make loans, except that (I) a Fund may purchase money market securities and enter into repurchase agreements, (ii) a Fund may acquire bonds, debentures, notes and other debt securities, and (iii) a Fund other than the Treasury Fund may lend portfolio securities in an amount not to exceed 30% of its total assets (with the value of all loan collateral being "marked to market" daily at no less than 100% of the loan amount).

(4) MARGIN. Purchase securities on margin, except that (I) a Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) a Fund other than the Treasury Fund may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. Mortgage, pledge, hypothecate or in any manner transfer any security owned by a Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund's total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of a Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. Purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES.  Effect short sales of securities.

(10) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) GLOBAL DIVERSIFICATION. Under normal market conditions, neither the Global Fund nor the International Fund may invest less than 65% of the Fund's assets in debt securities of issuers located in at least three countries (one of which may be the United States for the Global Fund).

OPERATING POLICIES

As a matter of operating policy, a Fund may not:

(1) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 15% of the value of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid.

(3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

(5) OPTIONS. Invest in puts, calls, or any combination thereof, except that a Fund may invest in or commit its assets to purchasing and selling call and put options to the extent permitted by the Prospectus and Statement of Additional Information.

(6) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if any officers and Trustees of the Group and of the Adviser who own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(7) UNSEASONED ISSUERS. Purchase a security (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer will include the period of operation of any predecessor or unconditional guarantor of such security).

(8) RESTRICTED SECURITIES. Neither the Global Fund, the International Fund, the Short Duration Fund nor the Bond Fund may invest more than 10% of its total assets in the securities of issuers which are restricted as to disposition, other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

(9) The Treasury Fund will not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).

STATE UNDERTAKINGS

In order to permit the sale of shares of the Funds in certain states, the Board of Trustees may adopt restrictions on investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of a Fund or its shareholders, the Trustees may revoke such policy and the Trust may cease offering shares of the Fund in the state involved. Moreover, if the state involved no longer requires any such restrictive policy, the Trustees may revoke it.

The Group has undertaken to the State of Arkansas that no more than 5% of the total assets of the Limited Maturity Fund will be invested in premiums on securities options including, without limitation, puts, calls, straddles, spreads and any combination thereof.

The Group has undertaken to the Ohio Department of Commerce that no Fund will not invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including without limitation securities issued pursuant to rule 144A under the Securities Act of 1933).

The Group has undertaken to the Texas State Securities Board and the Arizona Corporation Commission that each of the Global and International Funds will limit its investments in warrants to no more than 5% of the Fund's net assets and, of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for the purposes of this limitation, warrants acquired in units or attached to other securities will be deemed to be without value.


                                PORTFOLIO TRANSACTIONS


There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Adviser seeks the best execution available. In seeking the most favorable execution, the Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Some securities considered for investment by a Fund's portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Funds generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

During the fiscal year ended October 31, 1992, 1993 and 1994, the Global Fund paid brokerage commissions of $736, $14,955 and $2,973, respectively. During the fiscal year ended October 31, 1995, the Tax Exempt Bond Fund paid brokerage commissions of $2,300. No other commissions were paid during the Group's last three fiscal years.

The Board of Trustees will periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

                          VALUATION OF PORTFOLIO SECURITIES


Fixed Income securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Such techniques take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Foreign securities are valued at the closing bid price in the principal market where they are traded, or, if closing prices are unavailable, at the last traded bid price available prior to the time a fund's net asset value is determined. Foreign security prices that cannot be obtained by the quotation services are priced individually by the pricing service using dealer-supplied quotations. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Generally, trading in corporate bonds, U.S. government securities, foreign securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of any such securities held by a Fund are determined as of such times for the purpose of computing the Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. If an extraordinary event that is expected to affect the value of a portfolio security materially occurs after the close of an exchange on which that security is traded, then the security will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


                                   FUND PERFORMANCE


The Funds may quote their performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Performance information for a Fund may be compared to various unmanaged indices (such as the Lehman Brothers Municipal Bond Index) or indices prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies or investment advisers. Comparisons may also be made to indices or data in publications such as The Bond Buyer, Forbes, Barron's, The Wall Street Journal, The New

York Times, and Business Week. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses. Payden & Rygel may also report to shareholders or to the public in advertisements concerning the performance of Payden & Rygel as adviser to clients other than the Funds, and on the comparative performance or standing of Payden & Rygel in relation to other money managers. Such comparative information may be compiled or provided by independent rating services or other organizations.

YIELD CALCULATIONS

Yields for each class of shares of a Fund used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class' net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate or income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to a class of shares of the Fund reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the class' net asset value per share over the period. Average annual total returns for each class are calculated by determining the growth or decline in value of a hypothetical historical investment in that class of shares of a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

For Class A Shares, the one-year and since inception total return for each of the funds through October 31, 1995 were as follows: Limited Maturity, 6.43% and 5.51%; Short Bond, 9.56% and 5.23%; Intermediate Bond, 12.43% and 4.54%; Opportunity, 16.39% and 5.34%; Short Duration, 5.88% and 4.70%; Tax Exempt Bond, 13.25% and 2.32%; U.S. Treasury, 14.10% and 14.10%; Global, 15.10% and 7.70%;
and International, 4.19% and 4.19%; and all returns are annualized. The inception dates for the Funds are Limited Maturity, May 1, 1994; Short Bond, Intermediate and Opportunity, December 31, 1993; U.S. Treasury, December 31, 1994; Short Duration, September 1, 1994; Tax Exempt Bond, December 21, 1993; Global, September 1, 1992; International, April 3, 1995.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for each class of shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.


                                       TAXATION

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

The Short Duration and Tax Exempt Bond Funds intend to qualify to pay "exempt-interest" dividends to its shareholders, who may exclude those dividends from their gross income for federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

With the exception of the Short Duration and Tax Exempt Bond Funds, dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

A Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct
(as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the

"accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                               MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

The Trustees and officers of the Group are as set forth below. Unless otherwise indicated, the address of all persons below is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

BOARD OF TRUSTEES:


                                        Position with                 Principal Occupations
    Name                                the Group                     During Past Five Years
    ----                                ---------                     ----------------------
*  Joan A. Payden(1)                    Chairman of the Board,        President, Payden & Rygel
                                        President, Trustee

*  Lynda L. Faber                       Trustee                       Senior Vice President, Payden & Rygel

*  John Paul Isaacson                   Trustee                       Executive Vice President, Payden & Rygel

*  Christopher N. Orndorff              Trustee                       Vice President, Payden & Rygel (since 1990);
                                                                      previously Second Vice President, The Northern
                                                                      Trust Company

   J. Clayburn La Force                 Trustee                       Dean Emeritus, The John E. Anderson Graduate
   P.O. Box 1009                                                      School of Management at University of California,
   Pauma Valley, CA  92061                                            Los Angeles; Director, The Timken Company (since
                                                                      February, 1994); Trustee for PIC Institutional
                                                                      Growth Portfolio, PIC Institutional Balanced
                                                                      Portfolio and PIC Small Capital Portfolio (since
                                                                      June, 1992)

   Thomas McKernon, Jr. (1)             Trustee                       President and Chief Executive Officer, Automobile
   2601 South Figueroa Street                                         Club of Southern California
   Los Angeles, CA  90007

   Dennis C. Poulsen                    Trustee                       President and Chief Executive Officer, Rose Hills
   3900 South Workman Mill Road                                       Company
   Whittier, CA  90601

   Stender E. Sweeney                   Trustee                       Private Investor since 1994; previously Vice
   Times Mirror Square                                                President, Finance, Times Mirror Company
   Fifth Floor
   Los Angeles, CA  90053

                                        44


   W.D. Hilton, Jr.                     Trustee                       Managing Trustee, NGC Settlement Trust;
   310 East Interstate 30, Suite 285                                  previously Chief Financial Officer, Texas
   Garland, TX  75043                                                 Association of School Boards and Board Member,
                                                                      First Greenville National Bank


  * An "interested person" of the Group, as defined in the 1940 Act.
(1) Ms. Payden is a Director of the Automobile Club of Southern California, of which Mr. McKernon is President and Chief Executive Officer.

Trustees other than those affiliated with the Adviser receive an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended and reimbursement of related expenses. The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended October 31, 1995, to the Trustees who are not affiliated with the Adviser and the aggregate compensation paid to such Trustees for services on the Trust's Board and that of all other funds in the Trust Complex (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                                                  Pension or
                                                                  Retirement                                    Total
                                                                   Benefits              Estimated          Compensation
                                                                  Accrued as               Annual           from Trust and
                                            Aggregate              Part of                Benefits          Trust Complex
                                            Compensation             Trust                  Upon               Paid to
Name                                        from Trust             Expenses               Retirement            Trustee
----                                        ----------             --------               ----------            -------
Dennis Poulsen                                $12,000                 None                    N/A            $12,000 (9*)
James Clayburn La Force                       $12,000                 None                    N/A            $12,000 (9*)
Stender Sweeney                               $11,000                 None                    N/A            $11,000 (9*)
W.D. Hilton                                   $12,000                 None                    N/A            $12,000 (9*)
Thomas V. McKernan, Jr.                       $12,000                 None                    N/A            $12,000 (9*)


*  Indicates total number of Funds in Trust Complex.


OFFICERS:

                               Position with          Principal Occupations
Name                           the Group              During Past Five Years
----                           ---------              ----------------------
Lynn M. Bowker                 Vice President,        Vice President &
                               Treasurer              Treasurer, Payden &
                                                      Rygel



Scott A. King                  Executive              Executive Vice
                               Vice President         President, Payden &
                                                      Rygel

David L. Wagner                Vice President         Portfolio Manager,
                                                      Payden & Rygel

                                          45





Steven D. Persky               Vice President,        Vice President, Payden
                               Assistant Secretary    & Rygel (since 1991);
                                                      previously Chief
                                                      Financial Officer,
                                                      Endless Pools, Inc. and
                                                      Vice President, Salomon
                                                      Brothers

Carole Trist                   Secretary              Manager, Mutual Fund
                                                      Operations, Payden &
                                                      Rygel (since 1991);
                                                      previously Audit
                                                      Manager at Independent
                                                      Insurance Auditing
                                                      Services


ADVISER

Payden & Rygel was founded in 1983 as an independent investment counseling organization specializing in the management of short term fixed income securities. The firm is owned by Joan Payden and several other employees. As of December 31, 1995, its staff consisted of 70 employees, 23 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had over 200 clients, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $20 billion, with about $2.3 billion invested globally.

The Adviser's focus is the management of fixed income securities in both the domestic and global markets. These include securities that have absolute or average maturities out to five years with a bias toward very high quality and liquidity. Portfolios are actively managed according to client approved guidelines and benchmarks. Payden & Rygel also utilizes futures and options strategies, primarily as defensive measures to control interest rate and currency volatility.

The Adviser provides investment management services to the Funds pursuant to an Investment Management Agreement with the Trust dated as of June 24, 1992 as amended on June 14, 1994 with respect to Class B shares of the Group. The Agreement provides that the Adviser will pay all expenses incurred in connection with managing the ordinary course of a Fund's business, except the following expenses, which are paid by each Fund: (i) the fees and expenses incurred by a Fund in connection with the management of the investment and reinvestment of the Fund's assets; (ii) the fees and expenses of Trustees who are not affiliated persons of the Adviser; (iii) the fees and expenses of the Trust's Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Trust; (v) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Trust may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Fund and of its shares with the SEC, registering the Trust as a broker or dealer and qualifying the shares of a Fund under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (xii) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Adviser has agreed that if in any fiscal year the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of such Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. The Administrator will bear a portion of this reimbursement obligation. Unless otherwise required by law such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by the Fund. To the Trust's knowledge, the only state expense limitation in effect on the date of this Statement of Additional Information is that of California, which requires the Adviser to reimburse the Fund for advisory fees to the extent that certain expenses exceed 2-1/2% of average annual net assets up to $30,000,000, 2% of the next $70 million of average net assets, and 1-1/2% of average net assets in excess of $100,000,000.

Fees earned by the Adviser during the last three fiscal years ended October 31, are shown below.


                                              Fiscal Year Ending October 31
                                            1993          1994          1995
                                            -----         -----         -----
Limited Maturity                        $        *    $    7,360   $   44,030
Short Bond                                       *         4,974       27,936
U.S. Treasury                                    *             *       13,233
Intermediate Bond                                *        14,006       71,012
Opportunity                                      *         5,115       23,790
Short Duration                                   *         6,145       51,350
Tax Exempt Bond                                  *        60,945       99,303
Global                                     523,973     1,216,816    1,533,836
International                                    *             *       25,948
* FUND HAD NOT COMMENCED OPERATIONS


The Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or from reckless disregard by the Adviser of its duties and obligations thereunder. Unless earlier terminated as described below, the Agreement will continue in effect with respect to each Fund until June 14, 1995 and thereafter for successive annual periods, subject to annual approval by the Board of Trustees (or by a majority of the outstanding voting shares of each Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Agreement by vote cast in person at a meeting called for such purpose. The Agreement terminates upon assignment and may be terminated with respect to a Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Treasury Plus, Incorporated, a wholly owned subsidiary of the Adviser serves as Administrator to the Fund. Under its Administration Agreement with the Group, the Administrator has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board of Trustees regarding Fund operations, and overview the work of the fund accountant and transfer agent.

Investors Fiduciary Trust Company ("IFTC") provides fund accounting and transfer agency services to the Group. IFTC calculates daily expense accruals and net asset value per share of the Funds, issues and redeems Fund shares, maintains shareholder accounts and prepares annual investor tax statements.

The liability provisions of the Group's agreements with Treasury Plus and IFTC are similar to those of the Investment Management Agreement discussed above. In addition, the Group has agreed to indemnify IFTC against certain liabilities. The respective agreements may be terminated by either party on 90 days notice.

The Administrator has agreed that, if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement with the Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement and to the Adviser pursuant to its Investment Management Agreement with the Trust.

During the last three fiscal years, the Administrator was paid the amounts listed below.


                                      Fiscal Year Ending October 31
                              1993                 1994                 1995
                              ----                 ----                 ----
Limited Maturity        $         *          $     2,250         $    12,864
Short Bond                        *                1,572               7,884
U.S. Treasury                     *                    *               4,476
Intermediate Bond                 *                4,317              20,487
Opportunity                       *                1,600               6,731


Short Duration                    *                 1,610             14,771
Tax Exempt Bond                   *                16,708             25,275
Global                      183,400               353,701            386,974
International                     *                     *              5,469

* FUND HAD NOT COMMENCED OPERATIONS

DISTRIBUTOR

Payden & Rygel Distributors, 333 South Grand Avenue, Los Angeles, California 90071, acts as Distributor to the Group pursuant to a Distribution Agreement with the Group dated as of June 24, 1992, as amended. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

No compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and Statements of Additional Information (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds' shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

SHAREHOLDER SERVICE PLAN

Pursuant to the Shareholder Service Plan, each Fund will pay the Distributor for expenses incurred in connection with non-distribution shareholder services provided by the Distributor to securities broker-dealers and other securities professionals ("Service Organizations") with respect to Class B shares of a Fund, and to the beneficial owners of such shares, and for fees paid by the Distributor to such Service Organizations for the provision of support services to their clients who are beneficial owners of Class B shares ("Clients").

Support services provided pursuant to the Shareholder Service Plan include (a) establishing and maintaining accounts and records relating to Clients who invest in Class B shares; (b) aggregating and processing purchase, exchange and redemption requests for Class B shares from Clients and placing net purchase and redemption orders with respect to such shares; (c) investing, or causing to be invested, the assets of Clients' accounts in Class B shares pursuant to specific or pre-authorized instructions; (d) processing dividend and distribution payments from the Group on behalf of Clients; (e) providing information periodically to Clients showing their positions in Class B shares; (f) arranging for bank wires; (g) responding to Client inquiries relating to the services performed by Service Organizations; (h) providing sub-accounting services with respect to Class B shares beneficially owned by Clients or the information to the Group necessary for sub-accounting services; (i) preparing any necessary tax reports or forms on behalf of Clients; (j) if required by law, forwarding shareholder communications from a Fund to Clients; and (k) assisting Clients in changing dividend options, account designations and addresses.

The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Group, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be amended at any time by the Board of Trustees, provided that any material amendments of the terms of the Plan will become effective only upon the approval by a majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan.

No Plan fees were paid for any Fund during the fiscal year ended October 31, 1995.


                              PURCHASES AND REDEMPTIONS

Certain managed account clients of the Adviser may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemption, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The Declaration of Trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the Board of Trustees

                                 OTHER INFORMATION

CAPITALIZATION

Each Fund is a series of Payden & Rygel Investment Group, an open-end management investment company organized as a Massachusetts business trust in January 1992 (initially called P&R Investment Trust). The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees has currently authorized ten series of shares: Global Fixed Income Fund, Global Opportunity Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund, Limited Maturity Fund, Short Bond Fund, Intermediate Bond Fund, Opportunity Fund, U.S. Treasury Fund, and Market Return Fund. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive their pro rata share of the assets of the Fund.

Expenses incurred by the Group in connection with its organization and the initial public offering are being reimbursed to the Adviser, subject to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee", and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the Group will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

PRINCIPAL SHAREHOLDERS

As of January 31, 1996 , the following persons were known to hold of record more than 5% of the outstanding shares of the Short Bond Fund: Rick Hoffman and Jesse H. Bechtold, Seaboard Corporation Health Benefits Trust, Shawnee Mission, KS 66201, 9.1%; Casa De Las Campanas, Los Angeles, CA 91101, 13.4%; Center Theatre Group, Los Angeles, CA 90012, 14.9%; San Diego Electrical Health and Welfare Plan, San Diego, CA 92194, 13.9%; Southern California Presbyterian Homes, Glendale, CA 91202, 15.7%.

As of January 31, 1996 , the following persons were known to hold of record more than 5% of the outstanding shares of the Intermediate Bond Fund: North Hills Passavent Hospital, Philadelphia, PA 19182, 18.1%; Children's Memorial Hospital, Chicago, IL 60675, 17.2%; Augustana College, Rock Island, IL 61201, 10.3%; Best Products Co. Pension Plan, Richmond, VA 23260, 11.5%; Rose Hills Memorial Park, Calabasas, CA 91302, 8.2%; San Diego Electrical Pension Plan, San Diego, CA 92194, 12.4%.

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

As of January 31, 1996 , the following persons were known to hold of record more than 5% of the outstanding shares of the Opportunity Fund: Best Products Co. Pension Plan, Richmond, VA 23260, 6.2%; Southern California Presbyterian Homes, Glendale, CA 91202, 17.6%; USSF Foundation, McLean, VA 22101, 7.1%; World Cup USA, 1994, Inc., Los Angeles, CA 90067, 27.0%.

As of January 31, 1996 , the following persons were known to hold of record more than 5% of the outstanding shares of the Limited Maturity Fund: Foundation to Assist California Teachers, Pasadena, CA 91101, 55.8%; University of Washington, Chicago, IL 60607, 8.9%; San Diego Electrical Health and Welfare Plan, San Diego, CA 92194, 8.7%.

As of January 31, 1996, the following persons were known to hold of record more than 5% of the outstanding shares of the Bond Fund: Eugene Kleiner, Menlo Park, CA 94025, 18.0%; Thomas and Elinor Wertheimer, Santa Monica CA 90402, 13.3%.

As of January 31, 1996, the following persons were known to hold of record more than 5% of the outstanding shares of the Short Duration Fund: Lynne K. Wasserman, Beverly Hills, CA 90210, 5.2%; Thomas and Elinor Wertheimer, Santa Monica, CA 90402, 10.2%; Casey Wasserman, Los Angeles, CA 90069, 17.3%; Diane Von Furstenberg, New Milford, CT 06766, 9.8%; Carol Ann Leif, Beverly Hills, CA 91210, 23.9%.

As of January 31, 1996, the following persons were known to hold of record more than 5% of the outstanding shares of the U.S. Treasury Fund: Leonard C. Horvitz, Moreland Hills, OH 44022; Carol Ann Leif, Beverly Hills, CA 90210, 16.1%; Casey Wasserman, Beverly Hills, CA 22.4%; Diane Von Furstenberg, New Milford, CT 06776, 8.9%; Lynne K. Wasserman, Beverly Hills, CA 90210, 5.6%.

As of January 31, 1996, the following persons were known to hold of record more than 5% of the outstanding shares of the Fixed Income Fund: Public Service Electric & Gas Co. Pension Plan Trust, Bankers Trust Co., Trustee, Jersey City, NJ 07302, 11.8%; SSM Health Care System, Pittsburgh, PA 15230, 9.6%; UniHealth America, Burbank, CA 91505, 5.9%; Sheinberg Family Trust, Beverly Hills, CA 90210, 6.5%.

As of January 31, 1996, the following persons were known to hold of record more than 5% of the outstanding shares of the International Fund: Consuelo Zobel Alger Foundation, Honolulu, HI 96805, 61.0%; Fleetwood Retirement Plan, Riverside, CA 92513, 28.2%; JMR Partnership, Santa Monica, CA 90405, 5.4%; Rose Hills Memorial Park, First Interstate Bank, Trustee, Calabasas, CA 91302, 5.3%.

The Fund has no information regarding the beneficial ownership of such shares. As of such date, the officers and directors of the Group as a group owned less than 1% of the outstanding shares of the Funds (except for the Short Duration and U.S. Treasury Funds, of which they own 4% and 3% respectively).

DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust disclaims liability of the shareholders of a Fund for acts or obligations of the Group, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and thus should be considered remote.

The Declaration of Trust provides further that no officer or Trustee of the Group will be personally liable for any obligations of the Group, nor will any officer or Trustee be personally liable to the Group or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the Group is entitled to be indemnified against all liabilities and expenses, including reasonable accountants' and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee or officer.

CLASS B SHARES

The Group has obtained from the Securities and Exchange Commission certain exemptions from the provisions of the 1940 Act necessary to establish two series of shares. As a condition to such exemptions, the Group has agreed that Class A and Class B shares will be identical in all respects except as follows: (a) the designation of each class of shares of a Fund; (b) the exclusive right of Class B shares to vote on matters related to the Shareholder Service Plan; (c) the impact of the disproportionate payments made under the Plan; (d) the incremental transfer agency costs attributable to the Class B Shares of the Fund; (e) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class; (f) Securities and Exchange Commission registration fees incurred by a class of shares; (g) the expense of administrative personnel and services required to support the shareholders of a specific class; (h) trustees' fees or expenses incurred as a result of issues relating to one class of shares; (i) accounting expenses relating solely to one class of shares; (j) state blue sky registration fees incurred by one class of shares; (k) litigation or other legal expenses relating solely to one class of shares; and (l) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that are approved by the Securities and Exchange Commission.

The Group and the Adviser have represented that they have adequate facilities in place to ensure implementation of the methodology and procedures for calculating the net asset value and dividends and distributions of the two classes of shares and the proper allocation of expenses between the two classes of shares, and this representation must be concurred with annually by an independent examiner. In addition, the Board of Trustees must monitor each Fund for the existence of any material conflicts between the interests of the two classes of shares, and must take such action as is reasonably necessary to eliminate any such conflicts that may develop. If a conflict arises, the Adviser and Distributor must remedy the conflict at their own cost.

VOTING

Shareholders of the Funds and any other series of the Group will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Group voting without regard to series or class.

CUSTODIAN

The First National Bank of Chicago serves as Custodian for the assets of the Funds. The Custodian's address is One First National Plaza, Chicago, Illinois 60670. Under its Custodian Agreement with the Group, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund's portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Funds. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT AUDITORS

Deloitte & Touche LLP serves as the independent auditors for the Funds. Deloitte & Touche provides audit and tax return preparation services to the Group. The independent auditors' address is 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402-1788.

COUNSEL

Paul, Hastings, Janofsky & Walker pass upon certain legal matters in connection with the shares offered by the Group, and also act as Counsel to the Group. Counsel's address is 555 South Flower Street, 22nd Floor, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker also acts as counsel to the Adviser and the Distributor.

LICENSE AGREEMENT

The Adviser has entered into a non-exclusive License Agreement with the Group which permits the Group to use the name "Payden & Rygel". The Adviser has the right to require the Group to cease using the name at such time as the Adviser is no longer employed as investment manager to the Group.

FINANCIAL STATEMENTS

The Funds' 1995 Annual Reports to Shareholders accompany this Statement of Additional Information. The financial statements in such Annual Report are incorporated in this Statement of Additional Information by reference. Such financial statements have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the Funds' 1995 Annual Report to Shareholders may be obtained at no charge by writing or telephoning the Group at the address or number on the front page of this Statement of Additional Information.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Group's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                 APPENDIX A

                          DESCRIPTION OF RATINGS


     The following paragraphs summarize the descriptions for the ratings referred to in the Prospectus and Statement of Additional Information.

MOODY'S INVESTORS SERVICE, INC.

The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements, may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may appear lacking or unreliable.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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

 COMMERCIAL PAPER

     Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries;(b) high rates of return on funds employed; (c) Conservative capitalization structures with moderate reliance on debt and annual asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.


STANDARD & POOR'S CORPORATION

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is considered to have adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds.

     The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

     A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1 +".

     A:  Bonds considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

COMMERCIAL PAPER

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.


IBCA, LIMITED

IBCA analyzes credit quality of short term debt (maturities of one year or less).

     A: An issuer of impeccable financial condition, with a consistent record of above average performance.

     B: An issuer with a sound risk profile and without significant problems. The issuer's performance has generally been in line with or better than that of its peers.

     C: An issuer which has an adequate risk profile but possesses one or more troublesome aspects, giving rise to the possibility of risk developing, or which has generally failed to perform in line with its peers.

In addition, ratings of "A/B" and "B/C" may be assigned.


THOMPSON BANK WATCH

Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS

Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).

Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate our opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

Bank Watch Issuer Ratings are assigned using an intermediate time horizon.

RATING DEFINITIONS

     A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If

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

weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

     A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

     B: A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

     B/C: Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

     C: Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

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